EXECUTION COPY
                            ASSET PURCHASE AGREEMENT

         ASSET  PURCHASE   AGREEMENT,  dated  as  of  June 20,  2000, by  and
between AGWAY, INC., a Delaware corporation ("Agway") and SOUTHERN STATES COOPERATIVE, INC., a Virginia agricultural cooperative corporation ("Southern States").

         WHEREAS, Agway wishes to sell and assign to Southern States, and Southern States wishes to purchase and assume from Agway, for the consideration and on the terms and conditions set forth herein, certain business operations of the consumer wholesale business of Agway, and various assets that are used in connection therewith (collectively, the "Consumer Wholesale Dealer Distribution Business," as defined herein), and certain liabilities of the Consumer Wholesale Dealer Distribution Business.

         NOW, THEREFORE, in consideration of the mutual agreements and the representations and warranties, conditions and promises contained herein, and intending to be legally bound hereby Agway and Southern States hereby agree as follows (capitalized terms having the meaning given in Article XIX or elsewhere herein):


                                    ARTICLE I

     SALE AND PURCHASE OF THE PURCHASED ASSETS AND ASSUMPTION OF THE DEALER
                     AGREEMENTS AND THE ASSUMED LIABILITIES

         At the  Closing,  and  subject  to the  terms  and  conditions  of this
Agreement: (a) Agway shall sell, transfer, convey, assign and deliver to Southern States, and Southern States shall purchase and acquire from Agway, the Purchased Assets free and clear of all Liens, and (b) Agway shall assign to Southern States, and Southern States shall assume from Agway, the Dealer Agreements and the Assumed Liabilities. No other agreements or liabilities of Agway arising out of the Consumer Wholesale Dealer Distribution Business, the ownership or operation of any of the Purchased Assets, the consummation of the transactions under this Agreement or otherwise, except as expressly provided in this Agreement, shall be assumed by Southern States.

         For  purposes  of  this  Agreement,   the  Consumer   Wholesale  Dealer
Distribution Business of Agway shall mean all dealer marketing, development, operations and distribution associated with the consumer wholesale business of Agway.



                                   ARTICLE II

                              THE PURCHASED ASSETS

                  2.1.     The Purchased Assets.  The "Purchased Assets" shall
                           --------------------
mean all right, title, interest and claims of Agway in and to the following assets:

                           (a)      the Inventory;

                           (b)      the  Owned Personal  Property  as identified
more particularly on Schedule 6.8.1;

                           (c)      the Accounts Receivable;

                           (d)      the Prepaid Expenses;

                           (e)      the Dealer Agreements;

                           (f)      the  Real  Property  Leases  as  listed  on
Schedule 6.5.1 (including all of Agway's right, title, and interest, if any, in and to the Improvements located on the Leased Real Property);

                           (g)      the  Personal  Property  Leases  listed  on
Schedule 6.8.3;

                           (h)      the Assignable Permits;

                           (i)      subject  to  any  legal  restrictions  and
required consents, copies of all of the books, records, computer files,and other files, data or other existing and available information of Agway relating specifically to or used in connection with the Consumer Wholesale Dealer Distribution Business and the Purchased Assets, including but not limited to (i) dealer purchase histories, (ii) dealer credit files and payment histories, (iii) vendor supply histories, including prices, terms of payment, storage or title retention agreements and other information of a similar nature,
(iv) those records or other files evidencing all goods sold and services rendered on credit pursuant to the Dealer Agreements and which have given rise to the Accounts Receivable; and (v) those records or other files relating to shipments made and services performed, discounts allowed, payments received, returns and other credits, and all late charges, interest and costs which may have been or may be added to the Accounts Receivable, for all periods beginning on July 1, 1998, and ending on or before the Closing Date which Agway can reasonably make available to Southern States without adversely impacting its own business operations (including its tax obligations), and which are requested by Southern States in writing on or after the Closing ("Records").

               Southern States acknowledges that Agway is not transferring, and shall retain all rights with respect to, any vendor rebates or recoveries related to products or business disclosed on, or substantially similar to the programs disclosed on, Schedule 2.1.


                                   ARTICLE III

                             THE ASSUMED LIABILITIES

                  3.1.     The Assumed Liabilities.  The "Assumed Liabilities"
                           -----------------------
shall mean the following obligations and liabilities of Agway relating solely to the Consumer Wholesale Dealer Distribution Business:

                           (a)      all of Agway's liabilities and obligations
under and pursuant to the Real Property Leases and Personal Property Leases existing on or arising after the Closing Date; provided, that, Southern States will not assume any obligation or liability resulting from or arising out of any default or nonperformance by Agway prior to the Closing Date under or with respect thereto;

                           (b)      all  of  Agway's liabilities and obligations
under and pursuant to the Dealer Agreements, provided, that, Southern States shall not assume any obligation or liability resulting from or arising out of any default or nonperformance by Agway prior to the Closing Date under or with respect thereto;

                           (c)      any liability or obligation that arises from
any Post-Closing Environmental Condition;

                           (d)      all  of  Agway's liabilities and obligations
incurred in the ordinary course of business related to commitments to purchase inventory for the Consumer Wholesale Dealer Distribution Business for shipment in the ordinary course of business in amounts that ordinarily would last not more than 120 days after the Closing and such other inventory purchase commitments as may be listed in Schedule 3.1(d); and

                           (e)      any  obligations  or  liabilities related to
on-going agreements, contracts, or commitments related to the Consumer Wholesale Dealer Distribution Business, incurred in the ordinary course of business, as listed in Schedule 3.1(e).

                  3.2.  The  Excluded   Liabilities.   Except  for  the  Assumed
                        ---------------------------
Liabilities, and any obligations pursuant to this Agreement, Southern States shall not assume any obligation, payment or liability of Agway of any kind, whether fixed, contingent, known or unknown and whether existing as of the Closing or arising thereafter. Without limiting the generality of the foregoing, and regardless of whether any of the foregoing may be disclosed to Southern States pursuant to Article VI hereof, or otherwise, or whether Southern States may have knowledge of the same, Southern States shall not be deemed to assume any liability, payment or obligation of Agway arising out of or relating to: (a) any workers' compensation claims related to the operation of the Consumer Wholesale Dealer Distribution Business prior to the Closing, or any other claims or liabilities relating to the employment by Agway of persons prior to the Closing; (b) any actual or alleged tortious conduct of Agway or any of its employees or agents; (c) any claim for products liability related to products manufactured or distributed by Agway in the operation of the Consumer Wholesale Dealer Distribution Business prior to the Closing; (d) any claim for breach of warranty or contract versus Agway related to the operation of the Consumer Wholesale Dealer Distribution Business prior to the Closing; (e) any claim predicated on strict liability or any similar legal theory related to the operation of the Consumer Wholesale Dealer Distribution Business prior to the Closing; (f) the violation of any law, ordinance or regulation in effect prior to the Closing related to the operation of the Consumer Wholesale Dealer Distribution Business prior to the Closing but not related to any Pre-Closing Environmental Condition; (g) any business or business activities of Agway which are not part of the Consumer Wholesale Dealer Distribution Business; (h) any tax liabilities, except as otherwise expressly provided herein; (i) any liabilities under any Agway employee benefit plans or programs, or for accrued vacation or sick pay; (j) any intercompany or intracompany liabilities or corporate charges;
(k)  any  liability  in  any  pending  or  threatened  litigation,  governmental proceeding, or workers compensation claim; (l) any liability or obligation to any dealer or other customer of Agway for any credit balances or prepayment account held by Agway at the time of closing; (m) any other indebtedness not listed as an Assumed Liability; (n) any liabilities or obligations of Agway under any collective bargaining agreements; (o) any liability or obligation that arises from any Pre-Closing Environmental Condition; or (p) any other liabilities of Agway not within the scope of the definition "Assumed Liabilities" (collectively, the "Excluded Liabilities").


                                   ARTICLE IV

                             CLOSING PURCHASE PRICE

                  The purchase price to be paid by Southern States to Agway shall be the sum of the amounts determined under Sections 4.1, 4.2 and 4.3. The purchase price shall be payable as provided for in Section 4.4 below.

                  4.1.  Accounts Receivable. The purchase price for the Accounts
                        -------------------
Receivable shall be the aggregate stated unpaid amount thereof as shown on Agway's books and records as of its last statement cut-off date, which shall be as of a date not more than seven (7) days prior to the Closing Date. This balance will be "rolled forward" to the Closing Date as necessary and subject to
Section 8.8 below.

                  4.2.  Inventory.  The purchase price for the Inventory will be
                        ---------
Agway's cost or fair market value, whichever is lower, except as provided for in the last sentence of this Section 4.2. On or before the Closing, Agway and Southern States shall jointly conduct a physical count and inspection of the Inventory in accordance with the Inventory Procedures included as Annex A to this Agreement. The purchase price for obsolete, discontinued, damaged, shopworn and inventory held in stock longer than 180 days will be negotiated pursuant to the Inventory Procedures.


                  4.3.  Owned  Personal  Property.  The  purchase  price for the
                        -------------------------
Owned Personal Property will be based on the fair market value or book value of such assets, as agreed upon by Agway and Southern States.

                  4.4   Method of  Payment.  Southern  States  shall  deliver to
                        ------------------
Agway at the Closing, in cash or other immediately available funds, an amount equal to the sum of the amounts required under Sections 4.1, 4.2 and 4.3 above.

                                    ARTICLE V

                                   THE CLOSING

                  5.1.  Time and Place.  The  consummation  of the  transactions
                        --------------
contemplated in this Agreement (the "Closing") shall take place at such location as Southern States and Agway may mutually agree, at 9:00 a.m., Eastern Standard Time, on July 10, 2000, or such other date as Agway and Southern States may agree (the "Closing Date"). All actions at the Closing shall be deemed to be taken simultaneously, and all documents executed at the Closing shall be effective as of 12:01 a.m. on the Closing Date.

                  5.2.  Actions by Agway at the Closing. At  the Closing,  Agway
                        -------------------------------
shall deliver to Southern  States the following:

                    (a) a bill of sale to the Owned Personal Property and the Inventory as shall be effective to vest in Southern States good and sufficient title to the Owned Personal Property and Inventory free and clear of Liens, which shall be in substantially the form of Exhibit A attached hereto;

                    (b) an assignment and transfer of Accounts Receivable conveying all of Agway's right, title, and interest in and to the Accounts Receivable (excluding any security interest, guarantees or other collateral relating to Accounts Receivable) which shall be in substantially the form of Exhibit B attached hereto;

                    (c) a license agreement(the "License Agreement") providing for the use by Southern States of the trade name "AGWAY" and the trademarks set forth in Annex A of the License Agreement (Exhibit C of this Agreement);

                    (d) an Assignment and Assumption Agreement to: (i) the Dealer Agreements; (ii) the Real Property Leases; (iii) the Personal Property Leases; and (iv) the other Assumed Liabilities in substantially the form of Exhibit D attached hereto, or such other form of assignment reasonably requested by Southern States or Agway, which shall, among other things, convey good and marketable title to the leasehold interests in the Leased Real Property, free and clear of Liens together with such instruments of assignment and transfer of all of Agway's right, title, and interest in, the Assignable Permits, the Prepaid Expenses, and the Records of Agway relating to the Consumer Wholesale Dealer Distribution Business, as may be reasonably requested by Southern States;

                    (e) an executed Transition Services Agreement; (f) the certificate of Agway described in Section 11.2;

                    (g) a certificate of good standing of Agway from the Secretary of State of Delaware, dated within thirty (30) days of the Closing Date;

                    (h) copies, certified by the Secretary of Agway, of the resolutions of the board of directors of Agway approving the transactions contemplated herein;

                    (i)   the Closing Consents; and

                    (j) such other documents and instruments as may be reasonably requested by Southern States, including, without limitation, the documents, instruments, and other items required to be delivered by Agway to Southern States pursuant to Article XI hereof.

               5.3.  Actions   by   Southern   States  at the  Closing.  At the
                     -------------------------------------------------
Closing, Southern States shall  deliver to Agway the following:

                    (a) the purchase price payable in accordance with the provisions of Article 4;

                    (b) an Assignment and Assumption Agreement to (i) the Dealer Agreements, (ii) the Real Property Leases, (iii) the Personal Property Leases, and (iv) the other Assumed Liabilities, in substantially the form of Exhibit D attached hereto, or such other form of assignment reasonably requested by Southern States or Agway;

                    (c)   an executed Transition Services Agreement;

                    (d) a certificate of good standing of Southern States from the Virginia State Corporation Commission, dated within thirty (30) days of the Closing Date;

                    (e)   the  certificate  of   Southern  States  described  in
Section 10.2;

                    (f)   copies,   certified  by   the  Secretary  of  Southern
States, of the resolutions of the board of directors of Southern States approving the transactions contemplated herein; and

                    (g) such other documents and instruments as may be reasonably requested by Agway, including, without limitation, the documents, instruments, and other items required to be delivered by Southern States to Agway pursuant to Article X hereof.


                                   ARTICLE VI

                     REPRESENTATIONS AND WARRANTIES OF AGWAY

         Agway represents and warrants to Southern States as follows, and acknowledges and confirms that Southern States is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement:

                  6.1.  Corporate  Organization  and  Authority.  Agway  is  a
                        ---------------------------------------
Delaware corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. Agway is duly qualified to conduct business as a foreign corporation in the jurisdictions listed on Schedule 6.1, which are all of the jurisdictions in which Agway is required to be so qualified in order to conduct the Consumer Wholesale Dealer Distribution Business and in which the failure of Agway to so qualify would have a material adverse effect on the financial condition or operations of the Consumer Wholesale Dealer Distribution

Business. Agway has the requisite corporate power and authority to own or lease the Purchased Assets, to carry on the Consumer Wholesale Dealer Distribution Business as it is now being conducted, to execute and deliver this Agreement, and to consummate the transactions contemplated herein. The execution and delivery of this Agreement by Agway, and the consummation by Agway of the transactions contemplated herein, has been duly and validly approved and authorized by the board of directors of Agway.

                  6.2.  Validity of Agreement; No Violation; Consents.
                        ---------------------------------------------

                    6.2.1. This Agreement has been duly authorized, executed and delivered by Agway and is a valid and binding obligation of Agway, enforceable against Agway in accordance with its terms, except as may be limited by bankruptcy,reorganization, insolvency and similar laws of general application relating to or affecting the enforcement of rights of creditors or the relief of debtors. Except as otherwise set forth herein or as set forth on Schedule 6.2.1, the execution, delivery, and performance of this Agreement by Agway and the consummation of the transactions contemplated herein, will not: (a) violate or conflict with any provision of the Certificate of Incorporation or Bylaws of Agway; (b) violate or conflict in any material respect with any provision of any law, rule, regulation, order, permit, certificate, writ, judgment, injunction, decree, determination, award, or other decision of any court, governmental agency or instrumentality binding upon Agway or to which the Purchased Assets are subject; (c) violate, conflict with, or result in the breach of or a default under, or result in the acceleration of any liability, or the cancellation or termination of any of the Dealer Agreements or the Real Property Leases which have not been waived; or (d) result in the creation, or imposition of, any Lien upon, or with respect to, any of the Purchased Assets.

                    6.2.2. Agway may execute, deliver and perform this Agreement without the necessity of Agway obtaining any consent, approval, authorization or wavier or giving any notice or otherwise, except for the expiration of any waiting period required under the HSR Act or such consents, approvals, authorizations, waivers and notices (a) disclosed on Schedule 6.2.2 hereto (the "Required Consents"); or (b) which have been obtained and are unconditional and are in full force and effect.

                  6.3.     Absence of Certain Changes.
                           --------------------------

                    (a) Except as set forth on Schedule 6.3, since June 26, 1999, Agway has conducted the Consumer Wholesale Dealer Distribution Business only in the usual and ordinary course of business consistent with Agway prior practices and there has not been:


                         (i)  any  material  adverse  change  in  the  financial
condition, operations, assets, or liabilities of the Consumer Wholesale Dealer Distribution Business;

                         (ii)  any damage, destruction, or loss, whether  or not
covered by insurance, which has materially and adversely affected or will materially and adversely affect the Purchased Assets or the Consumer Wholesale Dealer Distribution Business;

                         (iii)  any  other  fact,  event  or  condition  of  any
character that will materially and adversely affect the Purchased Assets or the Consumer Wholesale Dealer Distribution Business, or could reasonably be expected materially to disrupt, interrupt, prevent or impair the conduct of the Consumer Wholesale Dealer Distribution Business.

                    (b) Except as set forth on Schedule 6.3, since June 26, 1999, Agway has not, with respect to the Consumer Wholesale Dealer Distribution Business or with respect to the Purchased Assets:

                         (i) entered  into  any  transaction  or  contract,   or
amended or terminated any transaction or contract, except normal transactions or contracts consistent in nature and scope with prior practices and entered into in the ordinary course of business in arms length transactions;

                         (ii) with respect to the  Consumer   Wholesale   Dealer
Distribution Business, canceled or waived any claim or right of substantial value, or sold, transferred, distributed or otherwise disposed of any of the Purchased Assets, except in the ordinary course of business;

                         (iii) agreed to do any of the foregoing.

                    (c) With respect to Agway, there has not occurred any fact, event or condition of any character that may materially and adversely affect the obligation of Agway to repurchase unpaid Accounts Receivable under Section 14.6 below.

                  6.4.   Taxes.  Agway has prepared  and  timely  filed with the
                         -----
appropriate governmental agencies all tax reports, filings and returns required to be filed by it related to the Consumer Wholesale Dealer Distribution Business, and Agway has paid, or made provision for the payment of, all such taxes which have become due pursuant to said returns or pursuant to any assessment received by Agway. Except as disclosed in Schedule 6.4, all federal, state, city, and foreign income, profits, franchise, sales, use, occupation, property, excise, and other taxes due in connection with the Consumer Wholesale Dealer Distribution Business have been fully paid or shall be fully paid by Agway as of the date hereof or hereafter when due. Agway has not received notice of any tax deficiency outstanding, proposed or assessed against it with respect to the Consumer Wholesale Dealer Distribution Business, nor has it executed any waiver of any statute of limitations on the assessment or collection of any tax. There are no tax liens upon, pending against or, to the Best Knowledge of Agway threatened against, any Purchased Asset.

                  6.5.   Real Property.
                         -------------

                    6.5.1. Schedule 6.5.1 sets forth a complete list of all leases or subleases (the "Real Property Leases"), of real property leased by Agway primarily used in the Consumer Wholesale Dealer Distribution Business and being assumed by Southern States in connection with its purchase of the Consumer Wholesale Dealer Distribution Business (the "Leased Real Property"). Except as disclosed on Schedule 6.5.1, the Real Property Leases are in full force and effect, are valid and enforceable in accordance with their terms and constitute the legal, valid and binding obligations of Agway and, to the Best Knowledge of Agway, of the other parties thereto (except, in each case, as may be limited by bankruptcy, reorganization, insolvency and similar laws of general application relating to or affecting the enforcement of rights of creditors or the relief of debtors), and, to the Best Knowledge of Agway, no condition exists or event, act or omission has occurred which, with or without notice, lapse of time or both, would constitute a default or a basis of force majeure or other claim of excusable delay or nonperformance thereunder. Agway has made available to Southern States a copy of each of the Real Property Leases, and each such copy is correct and complete and includes any and all modifications thereof. The interest of Agway in and under any of the Real Property Leases is unencumbered and subject to no present Lien, except for any Lien listed in Schedule 6.5.1.

                    6.5.2. To the Best Knowledge of Agway, except as described on Schedule 6.5.2 hereto, (a) no improvement or structure on any Leased Real Property encroaches on any adjacent property or conflicts with the rights of any owner thereof, and (b) no improvement or structure on any real property owned or leased by any other person encroaches on any Leased Real Property.

                    6.5.3. Except as set forth on Schedule 6.5.3, to the Best Knowledge of Agway, all easements, rights of way, licenses, and other non-ownership interests, if any, granted to or by Agway in any of the Leased Real Property (the "Realty Use Rights") are valid and effective in accordance with their terms. Agway has furnished Southern States with copies of all material written Realty Use Rights which it has, all of which are identified on
Schedule 6.5.3.

                    6.5.4. To the Best Knowledge of Agway, the Improvements located on the Leased Real Property are in substantial compliance with all applicable material building, fire, and other regulatory laws, ordinances, and regulations. Agway has not received any written notice of any violation thereof.

                    6.5.5. To the Best Knowledge of Agway, all requisite certificates of occupancy and other material permits or approvals legally required with respect to the Improvements located on the Leased Real Property and the occupancy and use thereof, have been obtained and are currently in full force and effect.

                  6.6.   Dealer Agreements and Other Contracts.
                         -------------------------------------

                    6.6.1. Schedule 6.6.1 sets forth a list of all dealer agreements or contracts (the "Dealer Agreements"), and such other written agreements (other than the Real Property Leases and the Personal Property Leases), purchase orders, and commitments, if any, and whether or not in the ordinary course of business, to which Agway is a party or is bound, which primarily relate to the Consumer Wholesale Dealer Distribution Business and which Southern States agrees to assume in connection with the purchase of the Consumer Wholesale Dealer Distribution Business. Agway has furnished to Southern States a copy of each of the Dealer Agreements, and other agreements, if any, listed on Schedule 6.6.1, and each such copy is correct and complete and includes all modifications thereof.

                    6.6.2. All of the Dealer Agreements are in full force and effect and constitute the legal, valid and binding obligations of Agway and, to the Best Knowledge of Agway, of the other parties thereto (except, in each case, as may be limited by bankruptcy, reorganization, insolvency and similar laws of general application relating to or affecting the enforcement of rights of creditors or the relief of debtors), and to the Best Knowledge of Agway, no condition exists or event, act or omission has occurred which, with or without notice, or lapse of time or both, would constitute a default or a basis of force majeure or other claim of excusable delay or nonperformance thereunder. No consent of any party to the Dealer Agreements is required to assign the Dealer Agreements, and Agway's rights and obligations thereunder, to Southern States. No other party to any Dealer Agreement has notified Agway of the assertion of its right to renegotiate the terms or conditions of any Dealer Agreement, and, to the Best Knowledge of Agway, no such basis exists.

                  6.7.  Permits.  Schedule 6.7 sets forth a list of all material
                        --------
governmental licenses, permits, consents, approvals, or certificates issued to Agway and which are primarily related to the Consumer Wholesale Dealer Distribution Business (the "Permits"). Agway has furnished to Southern States a copy of each of the Permits, and each such copy is correct and complete and includes any and all modifications thereof. To the Best Knowledge of Agway: (a) the Permits are in full force and effect; (b) Agway is not in material violation of any of the Permits; (c) no proceedings for the suspension or cancellation of any of the Permits is pending or threatened; (d) no condition exists which (with or without notice, the passage of time or both) would constitute a material violation of any of the Permits; and (e) the Permits constitute all material governmental licenses, permits, consents, approvals or certificates required to be obtained or held by Agway in connection with operation of the Consumer Wholesale Dealer Distribution Business as presently conducted, the failure to obtain which would have a material adverse effect on the financial condition or operations of the Consumer Wholesale Dealer Distribution Business; provided, however, that no representation is made in this sentence with respect to "Environmental Permits", as to which all representations and warranties are set forth in Section 6.14 hereof. Those Permits (including the Environmental Permits) which are assignable by Agway to Southern States are marked with an asterisk on Schedule 6.7, and are referred to herein as the "Assignable Permits".

                  6.8.   Title to and Condition of Personal Property.
                         -------------------------------------------

                    6.8.1. Schedule 6.8.1 sets forth a list of machinery, equipment, furniture, fixtures, and other items of tangible personal property (other than Inventory) or intangible personal property, including but not limited to the "electronic catalogue" software developed by Agway for the Consumer Wholesale Dealer Distribution Business and the copyright thereto, that are owned by Agway and that are primarily used in connection with the Consumer Wholesale Dealer Distribution Business and that are being purchased by Southern States in connection with the purchase of the Consumer Wholesale Dealer Distribution Business (the "Owned Personal Property"). To the Best Knowledge of Agway, the list is accurate in all material respects.

                    6.8.2. Except for the Liens on Schedule 6.8.2., all of which will be removed prior to the Closing except as otherwise contemplated herein, Agway has good and sufficient title to the Owned Personal Property, free and clear of any Liens.

                    6.8.3. Schedule 6.8.3 sets forth a list of all machinery, equipment, furniture, fixtures, vehicles and other items of tangible personal property, if any, that are leased by Agway and that are primarily used in the Consumer Wholesale Dealer Distribution Business (the "Leased Personal Property"), the leases for which (the "Personal Property Leases") are being assumed by Southern States in connection with the purchase of the Consumer Wholesale Dealer Distribution Business. Agway has valid leasehold interests in all the Leased Personal Property. The Personal Property Leases are valid and in full force and effect.

                    6.8.4. All of the Owned Personal Property and Leased Personal Property used by Agway in the Consumer Wholesale Dealer Distribution Business and the operations thereof is owned or leased by Agway and not owned or leased by any member, shareholder or affiliate thereof. To the Best Knowledge of Agway, the Owned Personal Property and the Leased Personal Property is, collectively, in reasonable operating condition, and has been appropriately maintained in the ordinary course of business, conforms to all material requirements of law and is substantially fit for use in accordance with and sufficient for Agway's present operations, subject to ordinary wear and tear.

                  6.9.   Accounts  Receivable. The Accounts Receivable are valid
                         --------------------
and enforceable obligations arising out of the sale of goods and/or services by Agway in connection with the operations of the Consumer Wholesale Dealer Distribution Business prior to the Closing and, to the Best Knowledge of Agway arose out of arms-length transactions free of defenses and without right of set off or deduction on the part of account debtors. To the Best Knowledge of Agway, no basis presently exists for the assertion of any defense, counterclaim or set-off. Except as disclosed on Schedule 6.9, all of the Accounts Receivable are within 60 days of the time of the sale of goods or rendering of services which gave rise to such Accounts Receivable, none is evidenced by an instrument or chattel paper, and no judgment has been obtained on any Account Receivable.

                  6.10.  Trademarks  and  Trade  Name.  Annex  A of the  License
                         ----------------------------
Agreement (Exhibit C) sets forth a list of all trademarks or trademark registrations, (the "Trademarks") trade names or service marks, used or owned by Agway relating to or covering use of the name "Agway" which will be licensed under the License Agreement, in connection with the Consumer Wholesale Dealer Distribution Business. Except as set forth on Annex A of the License Agreement, the Trademarks are currently in compliance with all legal and present requirements (including payment of filing, examination, maintenance fees, and affidavits of use and incontestability), are valid and enforceable and are not subject to any maintenance fees or taxes on actions or filings falling due within ninety (90) days after the Closing Date.

                  6.11.  Inventory.  Except as set forth in Schedule 6.11, Agway
                         ---------
has good and sufficient title to the Inventory, free and clear of any Liens, which Liens shall be released at or prior to the Closing. Except as set forth in
Schedule 6.11, all Inventory consists of, and will at the Closing Date consist of, a quantity and quality usable and saleable in the ordinary course of business, except for obsolete items and items of below-standard quality, which shall be appropriately addressed in accordance with the Inventory Procedures.

                  6.12.  Labor Relations.
                         ---------------

                    6.12.1. Agway is not a party to any collective bargaining agreements related to the Consumer Wholesale Dealer Distribution Business.

                    6.12.2. To the Best Knowledge of Agway: (a) Agway is in compliance in all material respects with all Federal, state, and other applicable laws regarding employment practices, terms and conditions of employment, and wages and hours with respect to the Consumer Wholesale Dealer Distribution Business; (b) since December 31, 1999, Agway has not engaged in any unfair labor practice with respect to the Consumer Wholesale Dealer Distribution Business; (c) there is no unfair labor practice complaint against Agway pending before the National Labor Relations Board or any similar state or local labor agency with respect to the Consumer Wholesale Dealer Distribution Business; (d) there is no labor strike, dispute, slowdown, representation question or stoppage pending or threatened against or involving the Consumer Wholesale Dealer Distribution Business; (e) there exists no grievance which may have a material adverse effect upon the Consumer Wholesale Dealer Distribution Business; (f) no arbitration proceeding arising out of or under any collective bargaining agreement is pending or threatened with respect to the Consumer Wholesale Dealer Distribution Business; and (g) since December 31, 1999, Agway has not experienced any strike, interruption, or material work slowdown by its labor force due to employment problems of any nature with respect to the Consumer Wholesale Dealer Distribution Business.

                  6.13.  Litigation.  Except as set forth on Schedule  6.13, (a)
                         ----------
Agway is not subject to any judgment, award, order, or decree or involved in any governmental action or any proceeding in which relief is sought or ordered affecting the operation of the Consumer Wholesale Dealer Distribution Business or the Purchased Assets or which would prevent, delay, question or challenge the transactions contemplated by this Agreement; (b) there are no actions, claims, suits, proceedings (whether in equity or in law) or investigations pending or, to the Best Knowledge of Agway, threatened, involving or against the Consumer Wholesale Dealer Distribution Business or the Purchased Assets before any court or governmental or regulatory body which individually or in the aggregate would have a material adverse effect on the condition, financial or otherwise, of the Consumer Wholesale Dealer Distribution Business or which question or challenge the validity of this Agreement or any action taken or to be taken pursuant to this Agreement; and (c) to the Best Knowledge of Agway, no facts exist which would serve as a basis under current laws or regulations, for the institution of any actions, laws, audit investigation, claim, or procedure which might affect materially and adversely the business or financial condition of the Consumer Wholesale Dealer Distribution Business.

                  6.14.  Environmental.  Except  as  set forth on Schedule 6.14,
                         -------------
to the Best  Knowledge  of Agway   with respect to the Leased Real  Property and
the Consumer Wholesale Dealer Distribution Business:

                         (a)   all  underground  petroleum  or chemical  storage
tanks located under the Leased Real Property are in compliance with all Environmental Laws;

                         (b)   Agway is not the  subject  of  any   governmental
investigation or proceeding pertaining to the presence, generation, discharge, emission, release or threatened release, spill, use, storage, processing, receiving, containment, treatment, shipment, transportation, handling or disposition of any Hazardous Material, nor has Agway provided (or been required to provide) nor received notice of any violation of any Environmental Law or release or threat of release of Hazardous Materials or received any claim or notice under any Environmental Laws with respect to the Leased Real Property or the other Purchased Assets;

                         (c)   included  within  the list of Permits on Schedule
6.7 are all Permits and other governmental authorizations currently held by Agway relating to the Consumer Wholesale Dealer Distribution Business pursuant to or relating to any Environmental Law, including EPA product registrations (the "Environmental Permits"), and Agway is conducting the Consumer Wholesale Dealer Distribution Business in compliance with the Environmental Permits, which constitute all of the environmental permits, approvals, certificates, or other authorizations required to be obtained from any public, governmental, regulatory or judicial authority to conduct the Consumer Wholesale Dealer Distribution Business in substantially the same manner and extent it is presently conducted by Agway; and

                         (d)   there  is   no  action,  activity,  circumstance,
condition, event, or incident, including without limitation, the release, emission, discharge, presence, or disposal of any Hazardous Material, that could reasonably be expected to form the basis of any environmental claim or result in any liability, remedial action or penalties against Agway with respect to the Consumer Wholesale Dealer Distribution Business, the Leased Real Property or the other Purchased Assets.

                  6.15.  Insurance.  Agway maintains policies of insurance which
                         ---------
insure the Purchased Assets and the Consumer Wholesale Dealer Distribution Business in commercially reasonable amounts for occurrences normally insured against. There are no claims by Agway pending or, to the Best Knowledge of Agway, threatened with respect to the Purchased Assets or the Consumer Wholesale Dealer Distribution Business under said policies or disputes with underwriters, and, to the Best Knowledge of Agway, all premiums due and payable have been paid and all such policies are in full force and effect in accordance with their respective terms.



                                   ARTICLE VII

                REPRESENTATIONS AND WARRANTIES OF SOUTHERN STATES

         Southern States represents and warrants to Agway as follows, and acknowledges and confirms that Agway is relying upon such representations and warranties in connection with the execution, delivery and performance of this
Agreement:

                  7.1.  Corporate Organization and Authority. Southern States is
                        ------------------------------------
an agricultural cooperative corporation duly organized, validly existing, and in good standing under the laws of the Commonwealth of Virginia, and is (or will be at the Closing Date) duly qualified to conduct business as a foreign corporation in the states of Maine, New Hampshire, Vermont, Massachusetts, Rhode Island, Connecticut, New York, New Jersey, Pennsylvania, Ohio, Delaware and Maryland. Southern States has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated herein and therein. The execution and delivery of this Agreement by Southern States and the consummation by Southern States of the transactions contemplated herein and therein have been duly and validly approved and authorized by the board of directors of Southern States.

                  7.2.  Validity of Agreement; No Violation.  This Agreement has
                        -----------------------------------
been duly executed and delivered by Southern States. This Agreement is a valid and binding obligation of Southern States, enforceable in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency and similar laws of general application relating to or affecting the enforcement of rights of creditors or the relief of debtors. The execution, delivery, and performance of this Agreement by Southern States and the consummation of the transactions contemplated hereby will not: (a) violate or conflict with any provision of the Articles of Incorporation or Bylaws of Southern States or (b) violate or conflict in any material respect with any provision of any law, rule, regulation, order, permit, certificate, writ, judgment, injunction, decree, determination, award, or other decision of any court, governmental agency or instrumentality binding upon Southern States or to which Southern States is subject.

                  7.3.   Brokers or Finders.  Southern  States  has not incurred
                         ------------------
any obligation or liability, contingent or otherwise, for brokers or finders fees or commissions or other similar payments in connection with this Agreement.


                                  ARTICLE VIII

                               COVENANTS OF AGWAY

                  8.1.  Access.  Prior  to  the  Closing,  Agway  shall  provide
                        ------
Southern States with reasonable access during normal business hours to the Purchased Assets and to Agway's employees, officers, agents and consultants, books and records (including property or sales tax returns, dealer state sales tax exemption certificates), and such other information relating to the Consumer Wholesale Dealer Distribution Business, subject to any legal restrictions or limitations and its existing policies with respect to providing information about its employees to other potential employers or other proprietary or confidential information, as Southern States may reasonably request. Agway shall provide Southern States with, or allow Southern States to make, copies, at Southern States' expense, of any requested materials that are relevant to the Consumer Wholesale Dealer Distribution Business and do not contain any confidential or proprietary information about Agway or otherwise violate any internal procedures of Agway. Southern States shall advise Agway, and obtain Agway's consent (which shall not be unreasonably withheld), before contacting any third-party in connection with its due diligence of the Consumer Wholesale Dealer Distribution Business. Southern States shall use its reasonable efforts to minimize any disruption to Agway's business in connection with the conduct of the due diligence process contemplated herein, and Agway shall receive reasonable advance notice of and shall have the right to participate in, any discussions Southern States might have with any federal or state regulatory authorities about Agway or the Consumer Wholesale Dealer Distribution Business. Prior to the Closing, Southern States will not, without the consent of Agway, conduct a "Phase II" environmental assessment or any other environmental investigation of Agway's Leased Real Property, other than visual inspections of the properties. Southern States shall use its best efforts to complete its due diligence, subject to any additional disclosures by Agway, no later than June 30, 2000.

                  8.2.     Conduct of Business.
                           -------------------

                      8.2.1.  Affirmative  Covenants.   Prior  to  the  Closing,
                              ----------------------
except as may be agreed to in writing by Agway and Southern States, Agway shall conduct the Consumer Wholesale Dealer Distribution Business, in all material respects, according to its ordinary and usual course of business and consistent with Agway's prior practice. Without limiting the generality of the foregoing, Agway shall: (a) maintain in effect and fully perform all of its obligations under the Dealer Agreements and the Real Property Leases in accordance with the terms thereof; (b) give prompt written notice to Southern States of any notice given or received by Agway of any default or breach or alleged default or breach under any of the Dealer Agreements, the Real Property Leases or the Personal Property Leases and of any claim or threat to commence any action, suit, proceeding, or investigation against Agway with respect to the Consumer Wholesale Dealer Distribution Business; (c) maintain the Owned
Personal Property, the Leased Personal Property and Improvements on the Leased Real Property in the same condition and repair as on the date of this Agreement, ordinary wear and tear excepted; (d) comply, in all material respects, with all laws applicable to it in the conduct of the Consumer Wholesale Dealer Distribution Business; (e) use its best efforts to preserve the business of the Consumer Wholesale Dealer Distribution Business in accordance with Agway's Retail Plan contained in Schedule 6.3 (a); (f) maintain in full force and effect all insurance policies currently in effect with respect to the Purchased Assets, or policies that provide coverage that is comparable to such insurance policies; and (g) promptly advise Southern States of any breach of any representation or warranty, covenant, condition or obligation of Agway hereunder.

                      8.2.2.   Negative Covenants.   Prior   to   the   Closing,
                               ------------------
except as may be agreed in writing by Agway and Southern States or as may be disclosed in the Schedules to this Agreement, Agway shall not: (i) enter into or agree to enter into any lease, contract, commitment, transaction or understanding of any kind with respect to the Consumer Wholesale Dealer Distribution Business, outside of the ordinary course of business, or to amend or agree to amend any of the Dealer Agreements, the Personal Property Leases or the Real Property Leases except in the ordinary course of business; (ii) purchase or otherwise commit to purchase inventory for the Consumer Wholesale Dealer Distribution Business in amounts that would ordinarily last more than 180 days beyond the Closing Date; (iii) alter in any material respect its current credit policies as they relate to the Accounts Receivable; or (iv) voluntarily take any action which would render any representation and warranty of Agway contained in Article VI hereof inaccurate at any time between the date hereof and the Closing Date, including as of the Closing Date.

                  8.3.  Consents  of  Third  Parties.   Agway   shall   use  its
                        ----------------------------
commercially reasonable efforts to obtain the Closing Consents prior to the Closing Date, and to obtain the remaining Required Consents as soon as practicable following the Closing Date, including in each case as applicable and without limitation: (i) as required, the consent of the landlords or lessors of the Leased Real Property and the lessors of the Leased Personal Property to the assignment to, and assumption by, Southern States of the Real Property Leases and the Personal Property Leases; (ii) as required, the consent of third parties to the assignment to, and assumption by, Southern States of the Dealer

Agreements; and (iii) as required, the consent of any governmental, public or regulatory authority to the assignment to Southern States of the Assignable Permits.

                  8.4.  Cooperation. Agway shall cooperate with Southern States
                        -----------
to effect the consummation of the transactions contemplated herein on the Closing Date.

                  8.5.  Supplement  to Schedules.  After the date hereof,  Agway
                        ------------------------
shall, from time to time prior to or at the Closing, by notice to Southern States, supplement or amend any Schedule, including without limitation, one or more supplements or amendments thereto, to correct any matter which would constitute a breach of any representation or warranty set forth herein. Such supplemental or amended Schedule shall not be deemed to cure any willful and intentional breach of such representation or warranty for the purposes of
Article XVI hereof. If, however, the Closing occurs, such supplemental or amended Schedule shall be effective to cure and correct for all purposes any breach of any representation or warranty that would have existed by reason of Agway not having made such supplement or amendment.

                  8.6.  Satisfaction  of  Conditions.  Agway  shall use its best
                        ----------------------------
efforts (not to include the expenditure of any substantial sums) to cause the conditions to the obligations of Southern States contained in Article XI to be satisfied to the extent that the satisfaction of such conditions is in the control of Agway; however, the foregoing shall not constitute a limitation upon the covenants and obligations of Agway otherwise expressly set forth in this Agreement.

                  8.7.  No Other Negotiations.  In consideration of the time and
                        ---------------------
expense that will be incurred by Southern States in connection with the transaction contemplated by this Agreement, Agway agrees that following the execution of this Agreement or until termination of this Agreement pursuant to
Article XVI hereof, it shall not, nor shall it permit any of its subsidiaries to, nor shall it authorize or permit any officer, director or employee of, or any investment banker, attorney, accountant or other advisor or representative of, Agway or any of its subsidiaries to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Acquisition Proposal (as hereinafter defined) or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or agree to or endorse, or take any other action to facilitate any Acquisition Proposal or any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal; provided, however, that nothing in this
Section 8.7 shall require the members of the Board of Directors of Agway to violate their fiduciary duties. Agway shall as promptly as practicable advise Southern States orally and in writing of the receipt by it (or any of the other entities of persons referred to above) after the date hereof of any Acquisition Proposal, or any inquiry which could lead to any Acquisition Proposal, the material terms and conditions of such Acquisition Proposal or inquiry, and the identity of the person making any such Acquisition Proposal or inquiry. Agway will keep Southern States fully informed of the status and details of any such Acquisition Proposal or inquiry. The term "Acquisition Proposal" as used herein means any offer or proposal involving the purchase of all or any portion of all the assets of the Agway Consumer Wholesale Dealer Distribution Business as defined and specified in Article I of this Agreement.

                  8.8.  Payments on Accounts Receivable.  If, after the Closing,
                        -------------------------------
Agway receives any check, draft or other payment on or on account of any of the Accounts Receivable, it shall promptly endorse such check, draft or other payment to Southern States without recourse and mail it to Southern States, along with any supporting documentation, at such address as Southern States shall furnish for this purpose. Such payments shall be applied to the Accounts Receivable as provided for in Section 14.6 below.

                  8.9.   Preparation   of  Financial   Statements  for  Consumer
                         -------------------------------------------------------
Wholesale Dealer Distribution Business. Agway will cause to be prepared separate
--------------------------------------
"carve-out" financial statements of the Consumer Wholesale Dealer Distribution Business (the "CWDDB Financial Statements). The CWDDB Financial Statements will be prepared in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC") and will be for such periods that are required by the SEC for inclusion in SEC filings of Southern States. To the extent SEC rules and regulations require some or all of the CWDDB Financial Statements to be audited, Agway will cause such financial statements to be audited. Such statements will be accompanied by supporting schedules indicating assumptions, allocations, and reclassifications made in conjunction with the preparation of the CWDDB Financial Statements. Agway shall provide by June 15, 2000, projected financial statements of the CWDDB (the "Projected CWDDB Financial Statement") for the period ending on and as of June 24, 2000 (Agway's fiscal year-end), which statement Southern States may use in arranging any financing required by Southern States in connection with the consummation of the transactions contemplated by the Agreement. The Projected CWDDB Financial Statement will be prepared on a basis consistent with the rules and regulations of the SEC unless modified by Agway with the consent of Southern States.


                                   ARTICLE IX

                          COVENANTS OF SOUTHERN STATES

                  9.1.  Cooperation.  Southern States shall cooperate with Agway
                        -----------
to effect the consummation of the transactions contemplated herein on the Closing Date and will use its reasonable efforts to obtain the necessary financing to meet the Closing Date. Southern States shall also use its reasonable efforts to cause Agway to be relieved at Closing, or as soon thereafter as may be practicable, from any and all liabilities with respect to the Assumed Liabilities.

                  9.2.  Negative  Covenant.  Southern  States shall not take any
                        ------------------
action which would render any representation and warranty of Southern States contained in Article VII hereof inaccurate at any time between the date hereof and the Closing Date, including as of the Closing Date, and shall promptly advise Agway of any breach of any representation or warranty, covenant, condition or obligation of Southern States hereunder.

                  9.3. Satisfaction of Conditions. Southern States shall use its
                       --------------------------
best efforts (not to include the expenditure of any substantial sums) to cause the conditions to the obligations of Agway contained in Article X to be satisfied to the extent that the satisfaction of such conditions is in the control of Southern States; however, the foregoing shall not constitute a limitation upon the covenants and obligations of Southern States otherwise expressly set forth in this Agreement.



                                    ARTICLE X

                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF AGWAY

         The obligations of Agway hereunder are subject to the fulfillment of each of the following conditions prior to or at the Closing any one of which may be waived in whole or in part by the Agway:

                   10.1.  Performance of Obligations. Southern States shall have
                          --------------------------
performed, or complied with, in all respects, all of its agreements and covenants expressly required to be performed or complied with on or before the Closing Date hereunder.

                   10.2.  Representations  and Warranties.  The representations
                          -------------------------------
and warranties of Southern States made herein shall be deemed to have been made again at and as of the Closing Date and shall then be true in all material respects, and Southern States shall deliver to Agway a certificate of an officer of Southern States dated as of the Closing Date, certifying to that effect.

                   10.3.  Closing Consents. Agway and Southern States shall have
                          ----------------
received the Closing Consents,   and any HSR Act waiting period with  respect to
the transaction  contemplated  hereby shall have expired or been terminated.

                   10.4.   Miscellaneous.  Agway shall have  received such other
                           -------------
instruments and documents as Agway and its counsel may reasonably request, including but not limited to the instruments and documents to be delivered by Southern States to Agway pursuant to Section 5.3 hereof.

                   10.5.  Absence of Litigation. No temporary restraining order,
                          ---------------------
preliminary injunction or permanent injunction or other order preventing the consummation of the transactions and other actions contemplated under this Agreement shall have been issued by any Federal or state court and remain in effect. Southern States agrees to use commercially reasonable efforts to have any such injunction or order lifted.

                   10.6.   No Change In Law. No law, order or  regulation  shall
                           ----------------
have been enacted which prohibits the Closing or the satisfaction of any of the conditions to the obligations of Agway contained in this Article X.

                                   ARTICLE XI

           CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SOUTHERN STATES

         The obligations of Southern States hereunder are subject to the fulfillment of each of the following conditions prior to or at the Closing, any one of which may be waived in whole or in part by Southern States:

                   11.1.   Performance   of   Obligations.   Agway  shall  have
                           ------------------------------
performed, or complied with, in all respects all of its agreements and covenants expressly required to be performed or complied with on or before the Closing Date hereunder.

                   11.2.   Representations  and Warranties.  The representations
                           -------------------------------
and warranties of Agway made herein shall be deemed to have been made again at and as of the Closing Date and shall then be true in all material respects, and Agway shall deliver to Southern States a Certificate of an officer of Agway, dated as of the Closing Date, certifying to that effect.

                   11.3.  Closing Consents. Agway and Southern States shall have
                          ----------------
received the Closing Consents and any HSR Act waiting period with respect to the transaction contemplated hereby shall have expired or been terminated.

                   11.4.  No Material Adverse Change.  There shall not have been
                          --------------------------
any material adverse change in (i) the assets, liabilities, the business or condition, financial or otherwise, or the results of operations of the Consumer Wholesale Dealer Distribution Business, or (ii) in the financial condition, taken on a consolidated basis, of Agway and its subsidiaries.

                   11.5.   Financing.  Southern  States shall have  obtained the
                           ---------
financing  necessary  to  consummate  the  transactions   contemplated  in  this
Agreement, on terms and conditions reasonably satisfactory to Southern States.

                   11.6.  Transition Services.  On or before the Closing,  Agway
                          -------------------
and Southern States shall have entered into a Transition Services Agreement in substantially the same form as Exhibit E hereto, pursuant to which Agway shall provide to Southern States the services specified therein and on the terms and conditions set forth therein.

                   11.7.  Environmental.  On  or before  the  Closing,  Southern
                          -------------
States shall have completed to its satisfaction "Phase I" environmental examinations of the Leased Real Property. Southern States shall use best efforts to complete "Phase I" examinations no later than June 30, 2000.


                   11.8.  Logistical  Arrangements.  On or before the  Closing,
                          ------------------------
Southern States shall have entered into arrangements to its satisfaction regarding outbound freight transportation from the distribution centers located on the Leased Real Property.

                   11.9.  Due Diligence. Southern States shall have completed to
                          -------------
its satisfaction its due diligence with respect to the Consumer Wholesale Dealer Distribution Business and the Purchased Assets, including specifically the Real Property Leases, the Accounts Receivable and the Dealer Agreements, as well as its credit evaluation of the dealers who are parties to the Dealer Agreements. Southern States shall use its best efforts to complete its due diligence, subject to any additional information or disclosures which may be provided by Agway, no later than June 30, 2000.

                   11.10.  Projected CWDDB Financial Statement. On or before the
                           -----------------------------------
Closing, Southern States and, to the extent necessary, its external auditors, shall have had an opportunity to review the Projected CWDDB Financial Statement and shall have concluded in their reasonable judgment, and after discussion and review with Agway management, that the methodology employed and the allocations and reclassifications made in the preparation of the Projected CWDDB Financial Statement are reasonable.

                   11.11.   Miscellaneous.  Southern  States shall have received
                            -------------
such other instruments and documents as Southern States and its counsel may reasonably request, including but not limited to the instruments and documents to be delivered by Agway to Southern States pursuant to Section 5.2 hereof.

                   11.12.   Absence  of  Litigation.  No  temporary  restraining
                            -----------------------
order, preliminary injunction or permanent injunction or other order preventing the consummation of the transactions and other actions contemplated under this Agreement shall have been issued by any Federal or state court and remain in effect. Agway agrees to use commercially reasonable efforts to have any such injunction or order lifted.

                   11.13.   No Change in Law. No law, order or regulation  shall
                            ----------------
have been enacted which prohibits the Closing or the satisfaction of any of the conditions to the obligations of Southern States contained in this Article XI.



                                   ARTICLE XII

                                 CONFIDENTIALITY


                   12.1.  Confidentiality. Each party shall continue to abide by
                          ---------------
the terms of the confidentiality agreement between Agway and Southern States, dated May 1, 2000, (the "Confidentiality Agreement") subject to Southern States' and Agway's right to make such disclosures as either may deem appropriate to their lenders or other parties who are involved in arranging financing for either Southern States or Agway. No public announcement of the execution of or relating to this Agreement shall be made by either party without the prior consent of the other, provided, however, that either party shall be entitled to make such disclosures as may in the opinion of its counsel be required to comply with applicable laws or the requirements of the Securities and Exchange Commission or the National Association of Securities Dealers.

                   12.2.  Equitable Remedies.  The parties acknowledge and agree
                          ------------------
that in the event of a default or breach by either party of the provisions of this Article XII, the other party shall sustain irreparable injury and damages, the amount and extent of which cannot be measured in money and for which there does not and shall not exist any adequate remedy at law. Accordingly, each of the parties hereby agrees that in the event of a default or breach by either party of the provisions of this Article XII, the other party shall be entitled to injunctive relief and to specific performance and that in any legal action or proceeding for injunctive relief and specific performance the party against whom such action or proceeding is instituted shall be deemed to have hereby been waived, and shall not assert in such action or proceeding, the defense or claim that the party instituting such action or proceeding has an adequate remedy at law or that an adequate remedy at law exists. The foregoing shall not, however, be deemed to limit or restrict the remedies at law or in equity of either party for any default or breach of the provisions of this Article XII.


                                  ARTICLE XIII

                         DESTRUCTION OF TANGIBLE ASSETS

                    13.1.  Condition of Tangible Assets.  At the Closing,  Agway
                           ----------------------------
shall use its commercially reasonable efforts to deliver physical possession of the Owned Personal Property, the Leased Personal Property and the Improvements (collectively, the "Tangible Assets") to Southern States in substantially the same physical condition as they exist as of the date hereof, except for normal wear and tear and changes occurring in the usual and ordinary course of business or incident to the customary use of the same. Agway will amend its schedules to reflect any material damage to or destruction of Purchased Assets that is inconsistent with the foregoing sentence.

                    13.2.  Risk of Loss.  All  risk of loss as a  result  of any
                           ------------
destruction, damage, or depletion of or to the Tangible Assets prior to the Closing, whether by reason of fire, theft, accident or other cause, shall be borne by Agway, and except as provided in Section 13.3 below, all insurance proceeds payable as a result thereof shall be paid and belong solely to Agway.

                    13.3.  Destruction.  If, prior to the Closing,  the Tangible
                           -----------
Assets other than Inventory, are destroyed or damaged to an extent that (a) their value or physical condition differs in any material respect from the value or physical condition as it exists as of the date hereof, or (b) the destruction or damage has a material adverse effect on the operation of the Consumer Wholesale Dealer Distribution Business (either (a) or (b) referred to herein as a "Material Loss"), Southern States may in its sole discretion, by written notice to Agway, terminate this Agreement. If, prior to the Closing, the Tangible Assets, other than Inventory, are destroyed or damaged, to an extent that does not result in a Material Loss, or in the event that Southern States in its sole discretion elects to proceed to Closing notwithstanding the occurrence of a Material Loss, Agway and Southern States shall consummate the transactions contemplated in this Agreement, and at the Closing Agway shall deliver physical possession of the Tangible Assets to Southern States in such physical condition as the same may then exist, but in that event Agway will pay to Southern States any net insurance proceeds received for the property damage to the Purchased Assets, but not any proceeds for business interruption or other kinds of insurance that may be payable with respect to any period prior to the Closing Date with respect to such damage or destruction. For purposes of this Section, the value or physical condition of the Owned Personal Property shall be deemed to differ in a material respect from its value or physical condition as of the date hereof if the greater of (a) the book value, as shown on the Agway's books and records, of the Owned Personal Property destroyed or damaged, or (b) the aggregate costs of all necessary repairs to, and replacements of, the Owned Personal Property, is greater than ten percent (10%) of the aggregate book value of the Tangible Assets prior to such damage or destruction as shown on the Agway's books and records.

                  13.4.  Liability  Upon  Termination.   If  this  Agreement  is
                         ----------------------------
terminated by Southern States pursuant to this Article XIII, neither Agway nor Southern States shall be liable or obligated to the other except and to the extent as may be expressly provided in this Agreement.


                                   ARTICLE XIV

                         POST-CLOSING AND OTHER MATTERS


                  14.1.   Covenants Relating  to the Consumer  Wholesale  Dealer
                          ------------------------------------------------------
 Distribution Business
 ---------------------


                    14.1.1. Agway agrees to license to Southern States, subject to the terms set forth in the License Agreement attached as Exhibit C, the use of the AGWAY name and other trademarks for use on brand products, excluding feed (other than bird feed and pet food), commercial agricultural fertilizer, commercial agricultural seed and commercial agricultural pesticides, for distribution to consumer dealers.

                    14.1.2. Southern States agrees that, during the term of the License Agreement,it will offer for sale to its dealers in the Trade Area (and provide commercial support for, as specified in Section 14.1.9 below) Seedway/Agway vegetable seed and Agway lawn and garden consumer fertilizer in packages of 40 pounds or less as specified in Schedule 14.1.2, assuming these products are competitively priced to market when comparing quality, quantity and marketing. If at any time Southern States believes the Agway products are not competitively priced to market when comparing quality, quantity and marketing, Southern States shall promptly provide written notice of its position in reasonable detail and Agways hall have five (5) business days from receipt of such notice to address and meet the market price.

                    14.1.3. Southern States agrees that, during the term of the License Agreement, it will offer for sale to its dealers in its entire territory (and provide commercial support for, as specified in Section 14.1.9) Agway Feathered Friend bird feed, along with other competitive brands, using the same wholesale margin structure for all such products. If at any time Southern States believes the Agway product is not competitively priced to market when comparing quality, quantity and marketing, Southern States shall promptly provide written notice of its position in reasonable detail, including such documentation concerning its wholesale margin structure as shall be necessary in the circumstances, and Agway shall have two (2) business days from receipt of such notice and supporting information to address and meet the market price.

                    14.1.4. Southern States agrees that, during the term of the License Agreement, it will provide Agway labeled or other exclusive branded products in the Trade Area, and to the extent it elects to sell or otherwise distribute Agway labeled branded products under the Dealer Agreements, it will provide reasonable commercial support for the Agway brand.

                    14.1.5. Southern States agrees that Agway will have the exclusive right and authority, and Southern States acknowledges that Agway intends, to continue to manufacture, promote, distribute, and sell bagged feed products, including equine feed, through the Southern States dealer channel in the Trade Area. Also, subject to the terms of the marketing agreement between Southern States and Agway dated February 24, 1998, and any renewals, extensions or replacements thereof, Southern States agrees that Agway will have the exclusive right and authority, and Southern States acknowledges that Agway intends, to continue to manufacture, promote, distribute, and sell Legends bagged feed products through the Southern States channel in the Trade Area.

                    14.1.6. Subject to the terms of the License Agreement, Southern States agrees to pay to Agway $100,000 on June 30, 2001 and thereafter, beginning on August 1, 2002, annualized payments equal to 0.840% of the dollar volume of gross sales to dealers (including new dealers added to the system) in the Trade Area for each of the fiscal years ended June 30, 2002 through 2010, not to exceed $840,300 in any fiscal year.

                    14.1.7. Southern States agrees that it will consider the purchase from Agway of Agway's interest in Pro Pet LLC. In the event Southern States does not purchase Agway's interest in Pro Pet LLC, Agway agrees that it will sell Pro Pet products to Southern States at Agway's cost (F.O.B. St. Mary's, Ohio) in such quantities as Southern States may reasonably require for resale in the Trade Area.

                    14.1.8. Southern States and Agway will coordinate efforts to make a joint presentation to promote the Consumer Wholesale Dealer Distribution Business and its purchase by Southern States at the Spotlight Show on June 27 and 28, 2000, at Foxwoods, Connecticut.

                    14.1.9. Southern States agrees to enter into joint efforts with Seedway and the Agway Sunflower division of Agway ("Agway Sunflower") to promote the sales of products listed in Schedule 14.8. Southern States agrees to make reasonable, good faith efforts to make Seedway the "preferred supplier" of the Southern States dealer network in the Trade Area. Southern States agrees to make reasonable, good faith efforts to make Agway Sunflower the "preferred supplier" of the entire Feathered Friend Birdfood line (including Black Oil Sunflower and all other birdfood) across its entire dealer network, both inside and outside the Trade Area. Such efforts by Southern States would include but not be limited to the following:

                    (a) Organize and conduct semi-annual product review and sales strategy sessions with each supplier and appropriate Southern States procurement and sales personnel.

                    (b)   Feature Seedway  and  Feathered   Friend  products  in
corporate sales circulars according to seasonality.

                    (c) Implement direct order and distribution center dealer sales programs.

                    (d) Provide adequate dealer point-of-purchase and local advertising materials.

                    (e) Make booth space available at semi-annual Shows, i.e., Seedway at Shows in the Trade Area; Feathered Friend at all Shows.

                    (f) Provide adequate training to Southern States corporate and dealer personnel to promote the sales of products listed in Schedule 14.8.

                    (g) Include Seedway and Feathered Friend programs in monthly promotional mailings to dealers according to seasonality and territory outlined above.

                    (h) Allow full access to supplier representatives to work directly with dealers to promote their product sales.

                    (i) Southern States will impose no markup or marketing penalties, as compared to competitive lines, that would unfairly restrict the competitive nature of the products listed in Schedule 14.8.

Any and all of the above may be modified or cancelled upon mutual consent of Southern States and Agway.

                  14.2.    Employees and Employee Benefits.
                           -------------------------------

                    14.2.1. Southern States shall have the right to talk with and to take applications from and to consider employees of the Consumer Wholesale Dealer Distribution Business for employment by Southern States in connection with its acquisition and assumption of the Consumer Wholesale Dealer Distribution Business. Nothing in this Agreement shall be construed as giving any person any right to employment or to any terms or conditions of employment including but not limited to any type or levels of compensation or benefits, with Southern States.

                    14.2.2. (a) Agway shall be and remain liable and responsible for any and all liabilities or payments arising, prior to the Closing, with respect to the employment by Agway of the Business Employees or the termination of that employment.

                            (b)  Agway will pay any required severance  payments
in accordance with its severance payment policy to present Agway personnel. A "stay on bonus" will be developed by Agway and Southern States. The cost of the bonus will be divided equally between Agway and Southern States.

                    14.2.3. Southern States shall not assume, and Agway shall retain all obligations to fund or otherwise shall provide all benefits in respect of or payable under, Agway's employee benefit plans and programs. No assets or liabilities of any of Agway's employee benefit plans and programs shall be transferred to any plan maintained or established by Southern States.

                  14.3.  Allocation of Purchase Price. Agway and Southern States
                         ----------------------------
shall allocate the Purchase Price, when determined, among the Purchased Assets and the Assumed Liabilities in accordance with an allocation schedule. As soon as may be practicable after the Closing and prior to filing any tax return which includes information related to the transactions contemplated in this Agreement, Agway and Southern States, employing the allocation of the Purchase Price made pursuant to this Section 14.3, shall prepare mutually acceptable IRS Forms 8594 which they shall use to report the transactions contemplated in this Agreement to the Internal Revenue Service and to all other taxing authorities. Neither Agway nor Southern States shall take a position in any tax proceeding, tax audit or otherwise inconsistent with such allocation; provided, however, that nothing contained herein shall require Agway or Southern States to contest any proposed deficiency or adjustment by any taxing authority or agency which challenges such allocation of the Purchase Price, or exhaust administrative remedies before any taxing authority or agency in connection therewith, and Agway and Southern States shall not be required to litigate before any court (including without limitation the United States Tax Court), any proposed deficiency or adjustment by any taxing authority or agency which challenges such allocation of the Purchase Price. Agway and Southern States shall give prompt notice to the other of the commencement of any tax audit or the assertion of any proposed deficiency or adjustment by any taxing authority or agency which challenges such allocation of the Purchase Price.

                  14.4.  Transition  Services  Agreement.  As a condition to the
                         -------------------------------
Closing, Agway and Southern States shall have entered into a transition services agreement substantially in the form of Exhibit E hereto (the "Transition Services Agreement"), pursuant to which Agway agrees to use reasonable commercial efforts to provide Southern States for a period of up to 180 days following the Closing, with certain purchasing, distribution, accounting, customer service, computer and related information support services relating to the operations of the Consumer Wholesale Dealer Distribution Business. The Transition Services Agreement shall provide that Southern States will pay to Agway a monthly fee equivalent to Agway's costs of providing such services.

                  14.5. Use of the Agway Name by Southern  States after Closing.
                        -------------------------------------------------------
Agway acknowledges and agrees that Southern States shall have the right after the Closing to use the name "AGWAY" as provided for in the License Agreement.

                  14.6. Repurchase of Unpaid Accounts Receivable and Application
                        --------------------------------------------------------
of  Proceeds.  Agway  agrees  that on the date that is 120 days from the Closing
------------
Date (or the next business day if applicable) (the "Settlement Date"), it will repurchase the aggregate stated amount thereof as shown on Southern States' books and records any balance owed on the Accounts Receivable at the Closing and for which final payment has not been received within 120 days from Closing, provided that Agway shall only be obligated to repurchase unpaid Accounts Receivable which it transferred to Southern States. The purchase price for such repurchases shall be the face amount of such unpaid Accounts Receivable plus interest at the rate of 7.5% per annum from the Closing Date. Any payments received from customers by Southern States on the Accounts Receivables will be credited first to the oldest outstanding Account Receivable of the account debtor unless a customer otherwise specifies the invoice or invoices to which payment shall be applied because an item is in dispute. On the Settlement Date, Agway agrees to assign and transfer to Southern States all such security interests or other collateral held by it securing obligations of the account debtors on the Accounts Receivable purchased by Southern States and not resold to Agway.

                  14.7.  Additional  Documents. From and after the Closing Date,
                         ---------------------
each of the parties shall, at the request of the other, prepare, execute, and deliver to the other such additional documents and instruments and take such action as the other may deem reasonably necessary to further evidence or effect any of the transactions contemplated herein.

                  14.8.   Non-Competition.
                          ---------------

                  (a)   In consideration of  Southern  States'  purchase  of the
Consumer Wholesale Dealer Distribution Business pursuant to this Agreement, Agway agrees that for a period of ten (10) years following the Closing Date, and except as otherwise provided for in this Section 14.8, it will not, directly or indirectly, for itself or on behalf of any individual, partnership, corporation or any other legal entity, as principal, agent, or otherwise, engage in, control, manage or otherwise participate in the ownership, control or management of a business, or enter into any contract or other arrangement with a third-party which involves the distribution or sale of branded products currently being sold exclusively through the Consumer Wholesale Dealer Distribution Business ("Transferred Products") in direct competition, whether by traditional "bricks and mortar" or by electronic or internet means, within any part of the Trade Area. Southern States acknowledges that none of Agway's other businesses are presently in competition with any portion of the Consumer Wholesale Dealer Distribution Business and that Agway may acquire up to 5% of the outstanding securities of any competitor of the Consumer Wholesale Dealer Distribution Business whose securities are publicly traded. For purposes of this
Section 14.8, "Trade Area" shall mean the states of Maine, New Hampshire, Vermont, Massachusetts, Rhode Island, Connecticut, New York, New Jersey, Pennsylvania, Ohio (excluding from the operation of this Section 14.8, however, but only in the State of Ohio, the distribution and sale of Feathered Friend bird feed products), Delaware and Maryland. Agway recognizes that irreparable injury may result to Southern States if Agway breaches this Section 14.8, and Agway agrees that if it engages in any act in violation of the provisions hereof, Southern States shall be entitled, in addition to any actual damages proved, to injunctive relief prohibiting Agway from engaging in any such act. Notwithstanding the foregoing, nothing in this Agreement shall be deemed to prohibit Agway and/or its present or future affiliate(s) from entering into a merger, joint venture or other business combination with another entity provided: (1) the objective of the transaction is not to serve the Consumer Wholesale Dealer Distribution Business market in the Trade Area; and (2) serving the Consumer Wholesale Dealer Distribution Business market in the Trade Area is not a principal element of the other entity's current or future business or, if that service is such an element, Agway, its affiliate(s) and its personnel will have no involvement with that element of the combined or resulting business during the term of the non-competition covenant under this Section 14.8 and no such combined or resulting business shall use or license the use of the name "AGWAY" or the Marks (as defined in the License Agreement) in competition with the Consumer Wholesale Dealer Distribution Business operated by Southern States for so long as this non-competition covenant or the License Agreement shall be in effect.


                  (b) The non-competition covenant in Section 14.8(a) insofar as it shall relate to each category of Transferred Products shown on Schedule 14.8, is subject to and conditional upon the continued satisfaction of each of the following conditions with respect to each such category as applicable and default under the provisions below with respect to one such category shall have no effect upon any other category insofar as this Section 14.8 shall be concerned:

                      (i) the three month gross shipped volume for each category of the Feathered Friend categories of Transferred Products listed on
Schedule 14.8 shall equal or exceed 50% of the average three month gross shipped volume for each of the corresponding categories of product calculated for the same three month period over the two years preceding the Closing Date. (For example, the three month gross shipped volume for each category of Feathered Friend product for the months of March, April and May of 2001 will be compared against the average of Agway's gross shipped volume for that category during the months of March, April, and May for each of 1998 and 1999.)

                     (ii) the three month gross sales volume for vegetable seed purchased from Seedway shall equal or exceed 80% of the average three month gross sales volume over the two years preceding the Closing Date. (For example, the three month gross sales volume for vegetable seed purchased from Seedway for the months of March, April and May of 2001 will be compared against the average of Agway's gross sales volume for that category during the months of March, April, and May for each of 1998 and 1999.)

                     (iii) Southern States shall continue to comply with its obligations in subsections 14.1.2, 14.1.3, 14.1.4, and 14.1.9, subject in all cases to the delivery of products to Southern States in sufficient quantities and qualities to permit Southern States to carry out such obligations; and subject, further, to the condition that if at any time Agway shall believe that Southern States is not in compliance with any of subsections 14.1.2, 14.1.3,
14.1.4 or 14.1.9, it shall give Southern States prompt written notice of its position in reasonable detail and Southern States shall have thirty (30) days from receipt of such notice to address Agway's stated concern. To the extent that Southern States shall fail to correct any breach alleged by Agway within the time period provided, the non competition covenant of Section 14.8(a) shall be null and void with respect to, but only with respect to, the product line or lines as to which such breach shall relate.

                  (c) The non-competition covenant in Section 14.8 (a) in its entirety shall be subject to and conditional upon the continued satisfaction of each of the following conditions:

                     (i) the License Agreement shall continue to be in effect, and Southern States shall not have failed to cure any breach of any material provision of the License Agreement after notice of and within the time period provided for therein for the cure of such a breach.

                     (ii)  Southern States shall have met its obligations  under
Section 14.1.6 in all respects.

In the event any of the foregoing conditions are not met, the non-competition covenant in Section 14.8(a) shall be null and void as provided for herein.

                  (d)   Further, Southern States agrees that:

                     (i) Agway's right to compete (through traditional or electronic or internet means) in the Trade Area with respect to commercial animal feed (other than bird feed and pet food), commercial agricultural fertilizer (including turf fertilizer), commercial agricultural seed (including turf seed) and commercial agricultural pesticides (regardless of brand name) shall not be restricted or limited in any way;

                    (ii) Seedway shall have the right to compete in sales to the Southern States dealer network (through traditional or electronic or internet means) in the Trade Area with respect to special mix turf seeds and commercial turf seed in generic branded AGWAY bags, these product lines being understood and agreed to include products not broadly marketed through or in pre-packaged branded or "concept" form.

                    (iii) Wetsel, Inc., a subsidiary of Southern States, will not manufacture, label or distribute any product bearing the "AGWAY" name or trademark.

                  (e) In the event Southern States elects to exercise its option as provided for in the License Agreement to extend the License Agreement for a five-year period following the expiration of the initial ten (10) year term, then the non-competition covenant in Section 14.8(a) above shall continue for an additional five (5) year period as well subject to Southern States' continued compliance with subsections 14.8(b) and (c) above. Southern States and Agway agree that it is the intention of both such parties that the non-competition covenant in Section 14.8 above shall be continued during any further extension of the License Agreement as provided for in that Agreement;
nevertheless, the parties recognize that substantially changed circumstances may require that the covenant be re-addressed at the time of any such further extension in light of any such substantially changed circumstances existing at the time. Accordingly, the parties acknowledge that the covenant in Section 14.8 is not binding under the terms of this Agreement beyond the initial ten (10) year term of the License Agreement and the first five (5)year extension thereof, if exercised by Southern States, and any further extension of the covenant in
Section 14.8 above beyond the initial ten (10) year term and the first five (5) year extension, if exercised by Southern States, shall be effective only if agreed upon in writing by the parties or their respective successors or assigns.

                  14.9.  Cooperation  Regarding Tax Filings.  Agway and Southern
                         ----------------------------------
States shall reasonably cooperate, and shall use reasonable efforts to cause their respective affiliates, officers, employees, agents, auditors and other Representatives reasonably to cooperate, in preparing and filing all tax returns, including, but not limited to, maintaining and making available to each other all records necessary in connection with taxes and in resolving all disputes and audits with respect to all taxable periods relating to taxes.

                                   ARTICLE XV

                                 INDEMNIFICATION

                  15.1.  Survival.  Each  of  the  covenants,   agreements,  and
                         ---------
representations and warranties of Agway and Southern States herein shall survive the Closing until 5:00 p.m. Eastern Standard Time one year following the Closing Date, at which time, such covenants, agreements, representations and warranties shall expire and terminate, provided, however, that (i) the representations and warranties of Agway respecting taxes set forth in Section 6.4 shall survive the Closing for the applicable statute of limitations; (ii) the representations and warranties of Agway respecting environmental matters set forth in Section 6.14 shall survive the Closing without limitation as to time; (iii) the representations and warranties of Agway to the extent they apply solely to title to the Purchased Assets set forth in Sections 6.8.2 and 6.11, and the obligation of Agway to indemnify Southern States for any loss arising out of any Excluded Liabilities pursuant to Section 15.2(iii), shall survive the Closing without limitation as to time; (iv) the obligations of Agway to indemnify Southern States for any loss arising out of any Pre-Closing Environmental Condition pursuant to Section 15.2(iv), shall survive the Closing without limitation as to time; (v) the representations and warranties of Agway set forth in the second sentence of Section 6.11 shall expire and terminate at Closing; and (vi) the covenants and agreements of Agway or Southern States to be performed after Closing Date shall survive the Closing without limitation as to time except that the covenants contained in Section 14.1 shall survive the Closing and expire and terminate upon termination of the License Agreement (the "Survival Period").

                  15.2.  Indemnification by Agway.  Subject to the provisions of
                         ------------------------
Sections 15.3 and 15.6, Agway shall indemnify, defend and hold harmless Southern States and the directors, officers, employees and shareholders of Southern States (the "Southern States Indemnified Persons") against and in respect of all losses, costs, and expenses suffered or incurred or required to be paid by Southern States Indemnified Persons as a result of: (i) the breach by Agway of any representation and warranty made by Agway to Southern States Indemnified Persons in Article VI of this Agreement and the Schedules including therewith hereto that is executed and delivered pursuant hereto or in connection with the closing of the transactions hereunder; (ii) the non-fulfillment by Agway of any agreement or covenant of Agway contained herein; (iii) the Excluded Liabilities but not including any liability or obligation arising from any Pre-Closing Environmental Condition; (iv) any liability or obligation arising from any Pre-Closing Environmental Condition; (v) the waiver by Agway and Southern States of compliance with the Bulk Transfers Laws; and (vi) all actions, suits, proceedings, demands, assessments, judgments, costs, including reasonable attorney's fees, and expenses incident to any of the foregoing.

                  15.3. Limitations on Indemnification by Agway. Notwithstanding
                        ---------------------------------------
the provisions of Section 15.2, Agway shall have no liability to indemnify Southern States Indemnified Persons hereunder until the aggregate amount of Southern States Indemnified Persons' indemnifiable losses exceeds $50,000 (the "Agway Minimum Amount"). If the aggregate amount of Southern States Indemnified Persons' indemnifiable losses exceeds the Agway Minimum Amount, Agway shall

Indemnify Southern States Indemnified Persons for the amount that such indemnifiable losses exceed the Agway Minimum Amount and are less than or equal to $1,000,000. The foregoing cap limitation shall not apply to Agway's indemnification obligations with respect to the following: (i) the Excluded Liabilities; (ii) the representations and warranties of Agway to the extent they apply solely to title to the Purchased Assets set forth in Sections 6.8.2 and 6.11; (iii) any liability or obligation arising from any Pre-Closing Environmental Condition or the representations and warranties of Agway respecting environmental matters contained in Section 6.14; (iv) the representations and warranties of Agway respecting taxes set forth in Section 6.4; (v) the covenants or agreements of Agway to be performed after Closing Date; or (vi) the failure to comply with the Bulk Transfer Laws.

                  15.4.  Indemnification  by  Southern  States.  Subject  to the
                         -------------------------------------
provisions of Sections 15.5 and 15.6, Southern States shall indemnify and hold harmless Agway and the directors, officers, employees and shareholders of Agway (the "Agway Indemnified Persons") against and in respect of all losses, costs, and expenses suffered or incurred or required to be paid by Agway Indemnified Persons as a result of: (i) the breach by Southern States of any representation and warranty made by Southern States to Agway in Article VII hereof; (ii) the nonfulfillment by Southern States of any agreement or covenant of Southern States contained herein; (iii) the failure of Southern States to discharge, when due, the Assumed Liabilities; (iv) the operations by Southern States from and after the Closing of the Consumer Wholesale Dealer Distribution Business, including but not limited to any liability or obligation arising from any Post-Closing Environmental Condition; and (v) all actions, suits, proceedings, demands, assessments, judgments, costs, including reasonable attorney's fees, and expenses incident to the foregoing.

                  15.5.  Limitations  on  Indemnification  by  Southern  States.
                         ------------------------------------------------------
Notwithstanding the provisions of Section 15.4, Southern States shall have no liability to indemnify Agway Indemnified Persons hereunder until the aggregate amount of Agway Indemnified Persons' indemnifiable issues exceeds $50,000 (the "SSC Minimum Amount"). If the aggregate amount of Agway Indemnified Persons' indemnifiable losses exceeds the SSC Minimum Amount, Southern States shall indemnify Agway Indemnified Persons for the amount that such indemnifiable losses exceed the SSC Minimum Amount and are less than or equal to $1,000,000. The foregoing cap limitation shall not apply to Southern States' indemnification obligations with respect to (a) the Assumed Liabilities; (b) the covenants or agreements of Southern States to be performed after Closing Date; and (c) the operations by Southern States from and after the Closing of any Consumer Wholesale Dealer Distribution Business, including but not limited to any liability or obligation arising from any Post-Closing Environmental Condition.

                  15.6.  Procedures for Indemnification.
                         ------------------------------

                    15.6.1. If Southern States Indemnified Persons seek indemnification from Agway for indemnifiable losses, Southern States Indemnified Persons shall give notice to Agway of such loss, specifying in reasonable detail the nature and basis for the claim and the amount thereof (the "Notice of Loss"). If, within sixty days after the date on which Agway receives the Notice of Loss, Agway has not delivered to Southern States a notice objecting to all or any portion of the claimed loss and setting forth the amount of such claimed loss objected to and the reasons for such objection, Southern States Indemnified

Persons shall be entitled to indemnification for such loss unless Agway's failure to object was inadvertent, and Agway shall promptly pay such loss. If the failure of Agway was inadvertent, the process should be begun again but the Survival Period with respect to the Claim shall be extended if the First Notice of Loss was within the Survival Period. If, within sixty days after the date on which Agway receives a Notice of Loss, Agway delivers to Southern States an objection to all or any portion of the claimed loss, setting forth the amount of such loss objected to and the reasons for such objection, Southern States Indemnified Persons shall be entitled to reimbursement for the portion of such loss not objected to by Agway and Agway shall promptly pay such amount. Southern States Indemnified Persons shall be entitled to indemnification for the portion of such claimed loss to which Agway objected to upon the earlier of: (a) the Agway's and Southern States' written agreement with respect to the indemnification of such loss or (b) a final judgment or award of an arbitrator as provided in Section 18.12.

                    15.6.2. If Agway Indemnified Persons seek indemnification from Southern States for indemnifiable losses, Agway Indemnified Persons shall give a Notice of Loss to Southern States, specifying in reasonable detail the nature and basis for the claim and the amount thereof. If, within sixty days after the date on which Southern States receives the Notice of Loss, Southern States has not delivered to Agway a notice objecting to all or any portion of the claimed loss and setting forth the amount of such claimed loss objected to and the reasons for such objection, Agway Indemnified Persons shall be entitled to indemnification for such loss unless Southern States' failure to object was inadvertent, and Southern States shall promptly pay such loss. If the failure of Southern States was inadvertent, the process should be begun again but the Survival Period with respect to the Claim shall be extended if the first Notice of Loss was within the Survival Period. If, within sixty days after the date on which Southern States receives a Notice of Loss, Southern States delivers to Agway an objection to all or any portion of the claimed loss, setting forth the amount of such loss objected to and the reasons for such objection, Agway Indemnified Persons shall be entitled to reimbursement for the portion of such loss not objected to by Southern States and Southern States shall promptly pay such amount. Agway Indemnified Persons shall be entitled to indemnification for the portion of such claimed loss to which Southern States objected to upon the earlier of: (a) the Agway's and Southern States' written agreement with respect to the indemnification of such loss or (b) a final judgment or award of an arbitrator pursuant to Section 18.12.

                    15.6.3. The obligations and liabilities of an Indemnifying Person with respect to losses resulting from the assertion of liability by third parties (each, a "Third Party Claim") shall be subject to the following terms and conditions:

                    (a) The Indemnified Persons shall promptly give written notice to the Indemnifying Persons of any Third Party Claim which might give rise to any loss by the Indemnified Persons, stating the nature and basis of such Third Party Claim, and the amount thereof to the extent known; provided, however, that no delay on the part of the Indemnified Persons in notifying any Indemnifying Persons shall relieve the Indemnifying Persons from any liability or obligation hereunder unless (and then solely to the extent) the Indemnifying Person thereby is prejudiced by the delay. Such notice shall be accompanied by copies of all relevant documentation with respect to such Third Party Claim, including, without limitation, any summons, complaint or other pleading which may have been served, any written demand or any other document or instrument.

                    (b) If the Indemnifying Persons shall acknowledge in a writing delivered to the Indemnified Persons that such Third Party Claim is properly subject to their indemnification obligations hereunder, then the
Indemnifying Persons shall have the right to assume the defense of any Third Party Claim at their own expense and by their own counsel, which counsel shall be reasonably satisfactory to the Indemnified Persons; provided, however, that
                                                        --------   -------
the Indemnifying Persons shall not have the right to assume the defense of any Third Party Claim, notwithstanding the giving of such written acknowledgment, if
(i) the Indemnified Persons shall have been advised by counsel that there are one or more legal or equitable defenses available to them which are different from or in addition to those available to the Indemnifying Persons, and, in the reasonable opinion of the Indemnified Persons, counsel for the Indemnifying Persons could not adequately represent the interests of the Indemnified Persons because such interests could be in conflict with those of the Indemnifying Persons, (ii) such action or proceeding involves, or could have a material effect on, any material matter beyond the scope of the indemnification obligation of the Indemnifying Persons or (iii) the Indemnifying Persons shall not have assumed the defense of the Third Party Claim in a timely fashion.

                    (c) If the Indemnifying Persons shall assume the defense of a Third Party Claim (under circumstances in which the proviso to Section 15.6.3(b) is not applicable), the Indemnifying Persons shall not be responsible for any legal or other defense costs subsequently incurred by the Indemnified Persons in connection with the defense thereof. If the Indemnifying Persons do not exercise their right to assume the defense of a Third Party Claim by giving the written acknowledgment referred to in Section 15.6.3(b), or are otherwise restricted from so assuming by the proviso to Section 15.6.3(b), the Indemnifying Persons shall nevertheless be entitled to participate in such defense with their own counsel and at their own expense. If the defense of a Third Party Claim is assumed by the Indemnified Persons pursuant to clause (i) or (ii) of the proviso of Section 15.6.3(b), the Indemnified Persons shall not be entitled to settle such Third Party Claim without the prior written consent of the Indemnifying Persons, which consent shall not be unreasonably withheld or delayed.

                    (d) If the Indemnifying Persons exercise their right to assume the defense of a Third Party Claim pursuant to clauses (i) or (ii) of
Section 15.6.3(b), (i) the Indemnified Persons shall be entitled to participate in such defense with their own counsel at their own expense and (ii) the Indemnifying Persons shall not make any settlement of any claims without the written consent of the Indemnified Persons, which consent shall not be unreasonably withheld or delayed.

                    15.6.4. Notwithstanding any other provisions of this Agreement, neither Agway nor Southern States shall have any claim for indemnification hereunder unless such claim is asserted, as provided herein, against the other within the Survival Period (in which event the party's right to indemnification for such matters shall continue until liability is finally determined), it being acknowledged that the Survival Period of certain indemnities is without limitation as to time as provided in Sections 15.1, 15.2 and 15.4.

                  15.7.  Computation of Losses. In determining the amount of any
                         ---------------------
indemnifiable loss hereunder, the aggregate amount of any insurance proceeds received by or benefiting the indemnified party and any tax benefit realized by the indemnified party in connection with the facts giving rise to the right to indemnification shall be deducted from the amount to be paid by the indemnifying party. If, with respect to any indemnifiable loss paid by an indemnifying party, the indemnified party subsequently receives insurance proceeds, or realizes a tax benefit, the indemnified party shall, as soon as may be practicable, pay to the indemnifying party an amount equal to such insurance proceeds, tax deduction, or tax benefit.

                  15.8.  Exclusive  Remedy.   Notwithstanding  anything  to  the
                         -----------------
contrary contained herein, except in the case of fraud or willful misconduct, the indemnity provisions of this Article XV shall be the sole and exclusive remedy against Southern States or Agway for any breach of the representations, warranties, agreements and covenants contained in this Agreement.


                                   ARTICLE XVI

                                   TERMINATION

                  16.1.    Procedure  for  Termination.  This  Agreement  may be
                           -------------------------
terminated at any time on or before the Closing Date as follows:

                    (a)    by the mutual agreement of Agway and Southern States;

                    (b) by Agway (provided that Agway is not in breach of its obligations under this Agreement): (i) if Agway reasonably determines that the transactions contemplated hereby cannot be consummated because of any nonfulfillment of any condition set forth in Article X hereof which, as determined by Agway, cannot be cured or rectified on or before the Closing or such other prior date required by this Agreement for the fulfillment of such condition; (ii) if Southern States breaches any representation or warranty made by Southern States in this Agreement and such breach has a material adverse effect on Agway; or (iii) if Southern States fails to comply with any of Southern States' covenants or agreements contained in this Agreement; and

                    (c) by Southern States (provided that Southern States is not in breach of its obligations under this Agreement): (i) if Southern States reasonably determines that the transactions contemplated hereby cannot be consummated because of any nonfulfillment of any condition set forth in Article XI hereof which, as determined by Southern States, cannot be cured or rectified on or before the Closing or such other prior date required by this Agreement for the fulfillment of such condition; (ii) if Agway breaches any representation or warranty made by Agway in this Agreement and such breach has a material adverse effect on the Purchased Assets or the Consumer Wholesale Dealer Distribution Business; (iii) if Agway fails to comply with any of its covenants or agreements contained in this Agreement; or (iv) pursuant to Article XIII hereof.

                    (d) by either Agway or Southern States if the Closing shall not have occurred on or before August 15,2000; provided, however, that the right to terminate this Agreement pursuant to this Section 16.1(d) shall not be available to any parties whose failure to fulfill any obligation of this Agreement has been the cause of, or resulted in, the failure of the Closing to have occurred on or before the aforesaid date.

                  16.2.  Effect of Termination.  If this Agreement is terminated
                         ---------------------
as provided in Section 16.1, the obligations of the parties hereunder shall terminate; provided however, that if this Agreement is terminated by a party as a result of the other party's willful failure to comply with its agreements or covenants hereunder, then the party that terminated this Agreement shall have the right to pursue all legal and equitable remedies available to it.


                                  ARTICLE XVII

                     BULK TRANSFER LAWS, EXPENSES AND TAXES

                  17.1.  Bulk Transfer  Laws.  Agway and Southern  States hereby
                         -------------------
waive compliance with the provisions of any applicable bulk transfer laws, or any other similar laws ("Bulk Transfer Laws"), and Agway hereby agrees to defend, indemnify, and hold harmless Southern States from and against any costs, expenses, liability or claims by any person arising out of or due to the failure to comply with such Bulk Transfer Laws, including, without limitation, any claims by any person against all or any part of the Purchased Assets, but excluding any Assumed Liabilities.

                  17.2.  Costs and  Expenses.  Except as otherwise  specifically
                         -------------------
provided herein, all costs and expenses incurred by or on behalf of Agway and Southern States, including, without limitation, all fees and expenses of agents, representatives, counsel, and accountants employed in connection with the authorization, preparation, execution, and performance of this Agreement or other matters relating thereto shall be borne solely by the party that incurred the same and the other party shall have no liability with respect thereof.

                  17.3.  Transfer Taxes. All sales,  use, and transfer taxes and
                         --------------
recording, filing, title, and registration fees or other charges imposed upon or incurred in connection with or as a result of the transfer of the Purchased Assets to Southern States and the consummation of the transactions contemplated herein shall be borne and paid by Southern States.

                  17.4.  Real Estate and Other Taxes.  Real estate taxes imposed
                         ---------------------------
upon or assessed against the Leased Real Property shall be prorated as of the Closing Date as mutually agreed by Agway and Southern States.

                  17.5.   Utilities   and  Other   Charges.   (a)   Charges  for
                          --------------------------------
electricity, water, gas, and other utilities and for telephone services related to the Purchased Assets as of or for the calendar month in which the Closing occurs shall be prorated as of the Closing Date; (b) payments under the Real Property Leases and the Personal Property Leases as of or for the calendar month in which the Closing occurs shall be prorated as of the Closing Date; and (c) other similar prepaid expenses and other charges of Agway related to the Consumer Wholesale Dealer Distribution Business shall be prorated as of the Closing Date as mutually agreed by Agway and Southern States.

                                  ARTICLE XVIII

                                  MISCELLANEOUS

                  18.1.   Entire Agreement.  This  Agreement,  together with the
                          ----------------
Schedules and the Exhibits hereto, constitutes the entire agreement between the parties with respect to the matters set forth herein and supersedes all prior agreements, arrangements, and understandings between the parties with respect to the same.

                  18.2.     Modification.   No  provision  of  this   Agreement,
                            -------------
including the provisions of this Section, may be modified, deleted, or amended in any manner except by an agreement in writing executed by Agway and Southern States.

                  18.3.     Notices.  All notices, requests, consents, and other
                            -------
communications to, upon, or between the parties shall be in writing and shall be deemed to have been given, delivered, or made when personally delivered, sent by telecopy, or when sent or mailed by certified mail, postage prepaid and return receipt requested to the parties at the address set forth below or to such other address as any party may specify by notice to the other party:

                           If to Southern States:

                                    Southern States Cooperative, Inc.
                                    6606 West Broad Street
                                    Richmond, VA  23230-1717
                                    Attn:   N. Hopper Ancarrow, Jr.
                                            Vice President and General Counsel
                                    Phone:  804-281-1205
                                    Fax:    804-281-1383

                           If to Agway:

                                    Agway, Inc.
                                    P. O. Box 4933
                                    Syracuse, NY  13221
                                    Attn:  Christopher W. Fox
                                           Associate General Counsel
                                    Phone:  315-449-6431
                                    Fax:  315-449-6253

                  18.4.    Severability.  The invalidity or unenforceability of
                           ------------
any provision of this Agreement shall not affect the validity or enforceability of any other provision.

                  18.5.   No Assignment. Neither this Agreement nor any interest
                          -------------
herein may be assigned by either party without the consent of the other party; and provided further, that, upon written notice to Agway, Southern States may assign its rights and obligations under this Agreement to an entity organized by Southern States for the purpose of acquiring the Purchased Assets, provided that Southern States retains all obligations hereunder pursuant to an agreement that is reasonably satisfactory to Agway and such assignment is conditioned upon the prior approval and execution of such agreement.

                  18.6.   Waiver. No waiver  of any  provision  hereof  shall be
                          ------
effective against the party waiving such provision unless such waiver is in a writing executed by such party. The failure, at any time, of any party hereto to require the performance of any provision hereof shall not affect the right of such party to enforce the same. The waiver by any party hereto of any condition or of the breach of any representation, warranty, covenant, or agreement shall not be deemed to be a further or continuing waiver of such condition or such breach or of any other condition or the breach of any other representation, warranty, covenant, or agreement.

                  18.7.    Benefit. This Agreement shall be binding on and inure
                           -------
to the respective benefit of Southern States and Agway and their respective successors and permitted assigns.

                  18.8.    Construction.  This Agreement  shall be construed and
                           ------------
enforced in accordance with the laws of the State of Delaware, other than its rules with respect to choice of laws.

                  18.9.    Counterparts.  This Agreement may be executed in more
                           ------------
than one counterpart, each of which shall be deemed an original and all of which shall constitute a single instrument and agreement.

                  18.10.   Headings. The underlined headings provided herein are
                           --------
for convenience only and shall not affect the interpretation of this Agreement.

                  18.11.   Third Party Beneficiaries.  None of the provisions of
                           -------------------------
this Agreement or any document contemplated hereby is intended to grant any right or benefit to any person or entity which is not a party to this Agreement.

                  18.12.   Arbitration. Except as otherwise set forth herein,any
                           -----------
dispute hereunder or under any of the agreements included as exhibits or executed pursuant to the terms of this Agreement between Agway and Southern States, or any of their successors or assigns, shall be settled by binding arbitration conducted on a confidential basis, under the US Arbitration Act, if applicable, and the then-current Commercial Arbitration Rules of the American Arbitration Association strictly in accordance with the terms of this Agreement and the substantive law of the State of Delaware. The arbitration shall be conducted at the Association's office located in the Washington, D.C. area by three independent arbitrators, at least one of whom shall be knowledgeable in the agricultural industry, one of whom shall be an attorney and one of whom shall be a member of a nationally recognized accounting firm familiar with business engaged in agriculture. Judgment upon the arbitrators' award is binding and final upon all parties and may be entered and enforced in any court of competent jurisdiction. Neither party shall institute a proceeding hereunder unless at least 60 days prior thereto such party shall have given written notice to the other party of its intent to do so.


                                   ARTICLE XIX

                                   DEFINITIONS

         In addition to the other terms defined herein, the following shall apply throughout this Agreement:

                  19.1.  Accounts  Receivable.  The term  "Accounts  Receivable"
                         --------------------
shall mean all dealer accounts receivable of the Agway Consumer Wholesale Dealer Distribution Business arising from the sale of goods or services in the ordinary course of business (excluding (i) any accounts receivable as to which the account debtor is a non-U.S. resident; (ii) any accounts as to which the original term for payment has been extended; (iii) any accounts which are evidenced by promissory notes or other chattel paper; (iv) accounts of any account debtor which, in whole or in part, have remained unpaid more than 60 days after the delivery of the goods sold or the services rendered; (v) other distressed accounts for which collection procedures have been initiated; or (vi) any intercompany or intracompany accounts receivable) existing as of the Closing Date as set forth on the books and records of Agway as of the Closing Date, which books and records shall detail the account name, address, the amount due, and the aging of all such accounts receivable. Agway reserves the right, in its discretion, to exclude other accounts receivable which may have collection issues connected with them.

                  19.2.    Agway Indemnified Person. The term "Agway Indemnified
                           ------------------------
Person" shall have the meaning set forth in Section 15.4.


                  19.3.    Agway Minimum Amount. The term "Agway Minimum Amount"
                           --------------------
shall have the meaning set forth in Section 15.3.


                  19.4.    Assignable Permits.   The  term  "Assignable Permits"
                           ------------------
shall have the meaning set forth in Section 6.7.


                  19.5.    Assumed Liabilities.  The term  "Assumed Liabilities"
                           -------------------
shall have the meaning set forth in Section 3.1.


                  19.6.    Best Knowledge of Agway. The term "Best  Knowledge of
                           -----------------------
Agway", including "Agway's knowledge" and all similar terms or expressions in this Agreement, shall mean the actual knowledge of the officers and employees of Agway listed in Schedule 19.6, and the knowledge of any other officers or employees of Agway shall not be the Best Knowledge of Agway.

                  19.7.    Bulk Transfer  Laws.  The term "Bulk  Transfer  Laws"
                           -------------------
shall have the meaning set forth in Section 17.1.

                  19.8.   Closing. The term "Closing" shall have the meaning set
                          -------
forth in Section 5.1.


                  19.9.   Closing Consents.  "Closing Consents" shall mean those
                          ----------------
third party consents included within the Required Consents that, by agreement of Agway and Southern States, are so indicated on Schedule 6.2.2.


                  19.10.   Closing Date.  The term "Closing Date" shall have the
                           ------------
meaning set forth in Section 5.1.


                  19.11.   Consumer Wholesale Dealer Distribution Business.  The
                           -----------------------------------------------
term "Consumer Wholesale Dealer Distribution Business" shall have the meaning set forth in Article I.


                  19.12.   Dealer Agreements. The term "Dealer Agreements" shall
                           -----------------
have the meaning set forth in Section 6.6.1.

                  19.13.   Environmental   Laws. The term  "Environmental  Laws"
                           --------------------
shall mean any and all federal, state or local statutes, laws, regulation, ordinances, court decisions, orders or rules relating to the environment; occupational safety and health; the effect of Hazardous Materials on the environment or human health; emissions, discharges or releases of Hazardous Materials into the environment, including without limitation into ambient air, surface water, groundwater or land; or otherwise relating to the handling of Hazardous Materials or the clean-up or other remediation of Hazardous Materials.


                  19.14.   Environmental   Permits.  The   term   "Environmental
                           -----------------------
Permits" shall have the meaning set forth in Section 6.14.


                  19.15.   Excluded Liabilities. The term "Excluded Liabilities"
                           --------------------
shall have the meaning set forth in Section 3.2.


                  19.16.    Hazardous  Materials.  The term "Hazardous Materials
                            --------------------
shall mean any and all "hazardous substances," "hazardous wastes," "pollutants," "contaminants" or "toxic substances," as defined by the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., the Clean Water Act, 33 U.S.C. Section 1251 et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq., or the Toxic Substances Control Act, 15 U.S.C.
Section 2601 et seq., and regulations promulgated thereunder, or any analogous federal, state or local laws and regulations; including but not limited to petroleum and petroleum products, polychlorinated biphenyls ("PCBs"), radioactive materials and asbestos.

                  19.17.    HSR  Act.  The  terms   "HSR  Act"  shall  mean  the
                            --------
Hart-Scott-Rodino Antitrust Improvements Act of 1996, as amended, or any successor law, and regulations and rules issues pursuant to that Act or any successor law.

                  19.18.   Improvements.  The term "Improvements" shall mean all
                           ------------
of the buildings, structures, improvements, fixtures, and appurtenances, including construction in progress, located on the "Leased Real Property," as defined herein, as the case may be.

                  19.19.   Inventory.   The  term  "Inventory"  shall  mean  all
                           ---------
inventory of merchandise for sale, operating supplies, and warehoused items including items held under consignment, if any, including any associated vendor warranties applicable to such merchandise held for sale and operating supplies held with respect to or otherwise related to the Consumer Wholesale Dealer Distribution Business, counted and valued pursuant to Section 4.2 of this Agreement; provided, however, that the term "Inventory" shall not include any merchandise held for sale by any person under consignment from Agway, except as may be specifically agreed to by Southern States.


                  19.20.    Leased Personal Property.  The term "Leased Personal
                            ------------------------
Property" shall have the meaning set forth in Section 6.8.3.


                  19.21.   Leased Real Property. The term "Leased Real Property"
                           --------------------
shall have the meaning set forth in Section 6.5.1.


                  19.22.   License Agreement. The term "License Agreement" shall
                           -----------------
have the meaning set forth in Section 5.2(c).


                  19.23.   Liens.   The  term  "Liens"  shall  mean  all  liens,
                           -----
encumbrances, leases, casements, covenants, licenses, defects of title, claims, security interests, mortgages, pledges, charges, restrictions, equities, agreements and rights of others of every nature and description whatsoever; provided, however, that the term "Liens" shall not include any "Permitted Liens" as defined below.


                  19.24.   Owned  Personal  Property.  The term "Owned  Personal
                           -------------------------
Property" shall have the meaning set forth in Section 6.8.1.


                  19.25.   Permits.  The  term "Permits"  shall have the meaning
                           -------
set forth in Section 6.7.


                  19.26.  Permitted Lien. The term "Permitted  Liens" shall mean
                          --------------
(a) all liens, encumbrances, leases, easements, covenants, licenses, defects of title, claims, security interests, mortgages, pledges, charges, restrictions, equities, agreements and rights of others of every nature and description whatsoever which arise in the ordinary course of business and do not materially adversely affect the full use and enjoyment of the assets subject thereto for the purposes for which they are currently used, or materially detract from their value; and (b) liens for taxes not yet due and payable.


                  19.27.  Personal Property Leases. The term "Personal Property
                          ------------------------
Leases" shall have the meaning set forth in Section 6.8.3.


                  19.28.  Post-Closing   Environmental   Conditions.   The  term
                          -----------------------------------------
"Post-Closing Environmental Conditions" shall mean any and all conditions of any Leased Real Property acquired by Southern States, including soil, surface water and groundwater contamination, resulting from the disposal or release of Hazardous Materials by Southern States after the Closing Date; or that is attributable to the operation of the Consumer Wholesale Dealer Distribution Business by Southern States after the Closing Date; provided, however, that any migration of contamination first released prior to the Closing Date shall constitute a Pre-Closing Environmental Condition to the extent applicable to such migration and shall constitute a Post-Closing Environmental Condition to the extent caused after the Closing Date by operations of the Consumer Wholesale Dealer Distribution Business.

                  19.29.   Pre-Closing   Environmental   Conditions.   The  term
                           ----------------------------------------
"Pre-Closing Environmental Conditions" shall mean any and all conditions of any Leased Real Property or any other property formerly owned or leased by Agway as a part of the Consumer Wholesale Dealer Distribution Business, including soil, surface water and groundwater contamination, resulting from the disposal or release of Hazardous Materials, which condition was in existence on, or arose from, such property on or before the Closing Date; or that is attributable to the operation of the Consumer Wholesale Dealer Distribution Business or the Purchased Assets on or before the Closing Date.

                  19.30.   Prepaid Expenses.  The term "Prepaid Expenses" shall
                           ----------------
mean  those  prepaid  expenses   relating  to  the  Consumer   Wholesale  Dealer
Distribution Business which will inure to the benefit of Southern States.


                  19.31.   Projected  CWDDB   Financial   Statement.   The  term
                           ----------------------------------------
"Projected CWDDB Financial Statement shall have the meaning set forth in Section 8.9.


                  19.32.   Purchased  Assets.  The term "Purchased Assets" shall
                           -----------------
have the meaning set forth in Section 2.1.


                  19.33.   Real Property Leases. The term "Real Property Leases"
                           --------------------
shall have the meaning set forth in Section 6.6.1.


                  19.34.   Records.  The term "Records"  shall have the meaning
                           -------
set forth in Section 2.1(i).


                  19.35.   Required Consents. The term "Required Consents" shall
                           -----------------
have the meaning set forth in Section 6.2.2.


                  19.36.   Southern  States  Indemnified   Persons.  The  term
                           ---------------------------------------
"Southern  States  Indemnified  Persons"  shall  have the  meaning  set forth in
Section 15.2.

                  19.37.   SSC Minimum  Amount.  The term "SSC Minimum  Amount"
                           -------------------
shall have the meaning set forth in Section 15.5.


                  19.38.   Survival  Period.  The term "Survival  Period" shall
                           ----------------
have the meaning set forth in Section 15.1.


                  19.39.   Tangible Assets.  The  term  "Tangible  Assets" shall
                           ---------------
have the meaning set forth inSection 13.1.


                  19.40.   Trade Area.  The  term  "Trade  Area" shall  have the
                           ----------
meaning set forth in Section 14.8.

                  19.41.  Trademarks.  The  term  "Trademarks"  shall  have  the
                          ----------
meaning set forth in Section 6.10.


                  19.42.   Transition Services Agreement.  The  term "Transition
                           -----------------------------
Services Agreement" shall have the meaning set forth in Section 14.4.


         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                     SOUTHERN STATES COOPERATIVE, INCORPORATED



                                     By:    /s/   Wayne A. Boutwell
                                           ------------------------------------
                                                  Wayne A. Boutwell
                                     Its:  President and Chief Executive Officer





                                      AGWAY, INC.



                                      By:   /s/   Robert A. Fischer, Jr.
                                            ------------------------------------
                                                  Robert A. Fischer, Jr.
                                                   Vice President

                                                                        ANNEX A

                              INVENTORY PROCEDURES


A.       DATE OF INVENTORY

         1. A complete physical count will be taken of all inventory on hand prior to the closing date as defined in the Agreement, including all merchandise for sale, operating supplies, consigned and warehoused items.

         2. All business locations will be closed for business in order to take physical inventory counts.

B.       PROCEDURES

         1. All receiving, shipping and production records will be updated in the appropriate accounting systems prior to the start of the physical inventory counts.

         2. Locations will suspend, where possible, receiving, shipping and production until accurate physical counts have been made. If not feasible, then procedures appropriate for the location will be developed to control the movement of goods during the inventory counting.

         3. In advance of the inventory counting process, inventory will be appropriately organized and grouped together, where possible, to facilitate an accurate physical inventory count.

         4. Prior to the start of the inventory counts, items which have been sold to a patron will be identified and segregated to prevent them from being counted as inventory available for sale.

         5.     All  inventory  items  at  both  distribution  centers  and  any specified off-site storage locations will be counted. This includes all merchandise inventory; to include damaged, obsolete, items lacking a current EPA registration number, any crop protection products without the required Worker Protection Standard label, slow moving, consigned, and warehoused items at both distribution center locations and designated off-site storage locations.

         6. Merchandise inventory items, particularly crop protection products, that do not have a current EPA registration number (banned for agricultural use) will not be counted in Inventory purchased by Southern States. Also, any crop protection products without the required Worker Protection Standard label will not be counted in Inventory purchased by Southern States. The value of these items shall be appropriately discounted by the individuals designated by Southern States and Agway and if such items are not saleable merchandise the purchase price may be fully discounted.

         7.     A  designated  Southern  States  and  an  Agway   employee  will
supervise all inventory count teams at each location (the location   count  team
supervisors).

         8. Count teams will consist of two employees, where possible, one with previous counting experience, if at all possible.

         9. The location count team supervisors for each location will be responsible for maintaining a master log of the count sheets/book.

         10.    Prior  to  starting   the  inventory  count   process   at  each
location, a meeting will be held by the location count team supervisors with the count teams to review the procedures for the inventory counts.

         11. Standard detailed inventory count procedures will be provided each location prior to the counts to insure all counts are performed in a consistent manner.

         12. Individuals designated by Southern States and Agway will have the responsibility for ensuring all purchased inventory is valued in accordance with the Asset Purchase Agreement.

         13. All saleable inventory items will be valued at the lower of Agway cost or market (with market defined as current replacement cost). Any inventory considered damaged, obsolete, physically deteriorated or unsaleable will be valued at net realizable value less a normal margin. This determination will be made by the individuals designated by Southern States and Agway.

         14. Slow moving inventory items (defined as those items on inventory at a location that have not been sold for over six (6) months) will be identified using the slow moving report (most current month-end) provided by Agway. These items will be valued at the lesser of Agway cost less the reserve percentage provided by Agway or the net realizable value less a normal margin.

         15. If the quantity of inventory items on hand at a location is excessive (i.e., more than a 180-day "period of supply"), the value of these items will be appropriately discounted by the individuals designated by Southern States and Agway.


         16. If the location count team supervisors cannot resolve a dispute related to the count of the inventory, they will document the items in question and contact appropriate supervisors for a resolution of the issue, as necessary.

         17. Upon completion of the inventory counts, the Southern States count team supervisor and the Agway count team supervisor will sign and date the final count sheets and master log. One copy will be sent to Agway and the other to Southern States.

                                  BILL OF SALE

                  KNOW ALL MEN BY THESE PRESENTS, that Agway, Inc., a Delaware corporation ("Agway"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and pursuant to that certain Asset Purchase Agreement dated as of June 20, 2000, (the "Asset Purchase Agreement") between Agway and Southern States Cooperative, Inc., a Virginia agricultural cooperative corporation ("Southern States'), has granted, bargained, sold, assigned, conveyed, transferred and delivered, and by this instrument Agway grants, bargains, sells, assigns, transfers, conveys and delivers unto Southern States, its successors and assigns forever, all of its right, title, interest and copyright, in or to the Owned Personal Property, the Inventory, the Records, the Assignable Permits and the Prepaid Expenses (each as defined in the Asset Purchase Agreement), free and clear of any and all Liens (as defined in the Asset Purchase Agreement), except as provided in the Asset Purchase Agreement.

                  This instrument is subject to the terms and conditions of the Asset Purchase Agreement, and in the event of any conflict between this instrument and the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall control.

                  This instrument shall be binding upon, and inure to the benefit of, Agway and Southern States, and their respective successors and assigns.

                  IN WITNESS WHEREOF, Agway has caused this instrument to be signed and delivered by its duly authorized officer on July 31, 2000.

                                          AGWAY, INC.



                                          By  /s/    Robert A. Fischer, Jr.
                                             -----------------------------------
                                              Name:  Robert A. Fischer, Jr.
                                              Title: Vice President

                 ASSIGNMENT AND TRANSFER OF ACCOUNTS RECEIVABLE

                  KNOW ALL MEN BY THESE PRESENTS, that Agway, Inc., a Delaware corporation ("Agway"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and pursuant to that certain Asset Purchase Agreement dated as of June 20, 2000 (the "Asset Purchase Agreement") between Agway and Southern States Cooperative, Inc., a Virginia agricultural cooperative corporation ("Southern States"), does hereby sell, transfer, assign, convey and deliver to Southern States all of its right, title and interest in and to the Accounts Receivable (as defined in the Asset Purchase Agreement).

                  The instrument is subject to the terms and provisions of the Asset Purchase Agreement, and in the event of any conflict between this instrument and the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall control. Nothing herein shall affect the respective duties and obligations of Agway and Southern States under the Asset Purchase Agreement.

                  This instrument shall be binding upon, and inure to the benefit of, Agway and Southern States, and their respective successors and assigns.

                  IN WITNESS WHEREOF, Agway has caused this instrument to be signed and delivered by its duly authorized officer on July 31, 2000.

                                           AGWAY, INC.



                                           By  /s/    Robert A. Fischer, Jr.
                                              ----------------------------------
                                              Name:   Robert A. Fischer, Jr.
                                              Title:  Vice President

                                LICENSE AGREEMENT


         This LICENSE AGREEMENT, dated as of July 31 , 2000 (the "Effective Date"), is made by Agway, Inc., a Delaware corporation ("Agway"), and Southern States Cooperative, Incorporated, a Virginia agricultural cooperative corporation ("Southern States").

         WHEREAS, Agway and Southern States have entered into an Asset Purchase Agreement dated June 20, 2000, pursuant to which Agway proposes to sell and assign and Southern States proposes to purchase and assume the Consumer Wholesale Dealer Distribution Business (as defined in the Asset Purchase Agreement) of Agway; and

         WHEREAS, the Asset Purchase Agreement provides for Agway to license to Southern States the name "AGWAY" and any registered or unregistered trademark or trademarks associated therewith, for use as contemplated by the Asset Purchase Agreement;

         NOW THEREFORE, Agway and Southern States enter into the License Agreement for and in consideration of the mutual covenants and agreements set forth in the Asset Purchase Agreement.

         1.    License. Agway hereby grants to Southern States,for use solely in
               -------
connection with the Consumer Wholesale Dealer Distribution Business as defined in the Asset Purchase Agreement, a non-exclusive right for the term of this license agreement to use the name "AGWAY" and the registered trademark "AGWAY"(R) and any other trademarks listed on Annex A (collectively, the "Marks"), throughout the Trade Area in connection with the sale of products manufactured or distributed by Agway or any other third-party authorized with Agway's prior written consent, including, without limitation, the right to use the Marks in sales brochures, point-of-sale store displays, in Southern States' web site, excluding domain names or within domain names, and for other marketing purposes; provided, however, that during the term of this License Agreement Agway agrees that it will not license or sublicense any other person to use the Marks in the Trade Area in competition with the Consumer Wholesale Dealer Distribution Business operated by Southern States. Southern States also shall have the right, in its sole discretion, to sub-license dealers who execute a trademark license agreement, which complies with the terms of this License Agreement, with Southern States and enter into a Dealer Agreement with Southern States for the distribution of products sold by Agway and/or Southern States or other vendors, to use the name "AGWAY" in their trade name if they desire to do so. Southern States shall also have the right, in its sole discretion, to sub-license to Statesman Financial Corporation ("Statesman"), the non-exclusive right to provide credit cards and services related thereto (hereinafter "Credit") which use the name "AGWAY" and the Marks on such credit cards and associated invoices, provided, that Statesman executes a trademark sub-license agreement with Southern States (the "Statesman Sublicense") pursuant to which Statesman agrees to comply with all relevant terms of this License Agreement, and provided further that if either (i) there is a change in Control of Statesman (as hereinafter defined) or (ii) if Statesman violates any of the terms of the Statesman Sublicense including, but not limited to, the provisions of section 2 hereof relating to quality control and right to approve use of the Marks, then, in either such event, Agway shall have the right to require Southern States to terminate the Statesman Sublicense. Neither Southern States nor any third party shall have the right to manufacture any products bearing the Marks unless previously authorized in writing by Agway to do so. The license of the Marks related to the FEATHERED FRIEND mark granted hereunder is limited to FEATHERED FRIEND products manufactured or provided by Agway unless otherwise authorized in writing by Agway. For purposes of this License Agreement, the term "Change in Control of Statesman" shall mean one or more sales or transfers, by operation of law or otherwise, or the creation of new stock or ownership interests, by which an aggregate of more than fifty percent (50%) of the stock in Statesman shall become vested, legally or beneficially, in a party or parties which are not agricultural cooperatives.

     2.    Quality  Control  and  Right  to  Approve  Use  of  Marks.  Except as
           ---------------------------------------------------------
otherwise provided herein, any use of the Marks by Southern States after the Closing shall only be as authorized in writing by Agway. Southern States shall be responsible for and shall ensure that all goods and services provided and offered by Southern States under the Marks shall be advertised, offered and provided in a high quality manner and suited to the protection and enhancement of the goods and/or services used in association with the Marks and the good will pertaining thereto, and shall meet or exceed (i) Agway's commercially reasonable quality standards and inspection and approval requirements as provided by Agway to Southern States and its sublicensees in writing from time to time as part of Agway's trademark and service mark quality assurance activities; and (ii) any and all government standards, regulations, guidelines, rules, laws, or the like regarding such goods and/or services. Southern States shall cooperate with Agway in facilitating Agway's control of the quality of goods offered under the Marks to permit reasonable, periodic inspection of Southern State's and its sublicensees' operations, at reasonable times and with reasonable notice and as coordinated with Southern States' Procurements Department, and to supply Agway with specimens of all uses of the Marks upon request. Moreover, Southern States and its sublicensees shall upon request submit to Agway for inspection current production samples, advertising, tags, shipping materials, packaging, and labels of the goods and pictures and advertising of the services used with the Marks. Southern States shall monitor its sublicensees and manufacturers to assure compliance with the provisions set forth in this Section. Southern States shall promptly notify Agway upon learning of a material failure by a sublicensee or manufacturer to comply with the provisions set forth in this Section and shall take all corrective actions as may be necessary or appropriate to prevent the failure from recurring; and, in Agway's discretion, Southern States shall terminate the sublicensee and/or manufacturer if such party intentionally or repeatedly fails to comply with the provisions set forth in this Section.

     3.    Term.  The initial  term  of this License Agreement shall be ten (10)
           ----
years from the Effective Date. Should Southern States fail to comply with any provision of this License Agreement, Agway may terminate this License Agreement upon 30 days' written notice to Southern States, provided Southern States has not corrected such default during the notice period. If Southern States makes any assignment of assets or business for the benefit of creditors, or if a trustee or receiver is appointed to administer or conduct its business affairs, or if it is adjudged in any legal proceeding to be either a voluntary or involuntary bankrupt, then all the rights granted herein shall forthwith cease and terminate without prior notice or legal action by Agway.

     4.    Payments. This License Agreement  and the rights  granted to Southern
           --------
States hereunder are subject to and contingent upon the continued payments in accordance with Section 14.1.6 of the Asset Purchase Agreement.

     5.    Option  to  Extend.  Southern  States  shall  have the right,  at its
           ------------------
election, and at no additional cost to it, by written notice to Agway on or before the ninth anniversary of the Effective Date of this License Agreement, to extend the license granted hereby on the terms provided for under this License Agreement, for an additional five-year period commencing upon the expiration of the initial ten (10) year term provided for in Section 3 above; and Southern States shall have the further right, at its election, and at no additional cost to it, by written notice to Agway on or before the 14th anniversary of the Effective Date of this License Agreement, to extend the license granted hereby, on the terms provided for under this License Agreement, for an additional five-year period commencing upon the expiration of the first five (5) year extension provided for in this Section 5.

         6.    Ownership of Marks. Agway hereby represents and warrants that (i)
               ------------------
it is the exclusive owner of the Marks, and (ii) to the best of its knowledge, has received no notice that the Marks infringe upon any mark protected by the trademark laws of the United States; and Southern States hereby acknowledges Agway's exclusive right, title, and interest in and to the Marks and will not at any time do or cause to be done any act or thing contesting or in any way impairing or tending to impair any part of such right, title, and interest. In connection with use of the Marks, Southern States will not in any manner represent that it has any ownership in the Marks thereof, and Southern States acknowledges that use of the Marks will not create in Southern States' favor any right, title, or interest in or to the Marks, but all uses of the Marks by Southern States and its sublicensees will inure to the benefit of Agway. Upon termination of this Agreement in any manner provided herein, Southern States and sublicensees will cease and desist from all use of the Marks in any way, and Southern States will at no time adopt or use, without Agway's prior written consent, any word or mark which is likely to be similar to or confusing with any of the Marks. Southern States also agrees it will not assign this License Agreement, by operation of law or otherwise, without the prior written consent of Agway, and may not sublicense the Marks except as expressly provided herein.

         7.    Option  to  Terminate.  In  the  event Agway shall merge into any
               ---------------------
other entity in which it or an affiliate is not the surviving entity, or sell all or substantially all its agricultural assets to another entity or contribute all or substantially all such assets to an entity owned or controlled 50% or more, directly or indirectly, by one or more third-parties, or engages in any other transaction constituting a change-in-control of Agway, then in such event, Southern States shall have the right, which right shall be exercised by written notice to Agway within ninety (90) days of the first public announcement of the effective date of such change-in-control transaction, to elect to terminate this License Agreement. In the event Southern States shall elect to terminate this Agreement pursuant to this Section 7, then Southern States' obligation to make any further payments under section 14.1.6 of the Asset Purchase Agreement also shall terminate as of the date of termination.

         8.    No  Limitation  on  Other Trade Names or Brand Names in the Trade
               -----------------------------------------------------------------
Area.  Nothing  contained  in  this  License  Agreement  or  the Asset  Purchase
----
Agreement shall be deemed to preclude Southern States from licensing new dealers in the Trade Area to do business under a trade name other than "AGWAY" or from selling products in the Trade Area utilizing brand names other than "AGWAY" through persons with whom it has a Dealer Agreement in effect, or through any other person.

         9.    Subject to Asset Purchase Agreement.  The parties acknowledge and
               -----------------------------------
agree that this License Agreement is subject to the terms and conditions of the Asset Purchase Agreement and, in the event of any conflict between this License Agreement and the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall control.

         10.   Indemnity.  Agway assumes no liability to Southern  States or its
               ---------
sublicensees or to third parties with respect to the performance characteristics of products manufactured, distributed, or sold by Southern States under the Marks (provided such products are not manufactured by Agway) or to the use of the Marks in the Trade Area. Southern States hereby agrees to indemnify, defend, and hold harmless Agway against any and all claims, suits, losses, damages and expenses, including attorneys fees, arising out of or based upon the manufacture, distribution or sale by Southern States, it sublicensees, and/or third-party manufacturers (other than Agway) who manufacture such products for Southern States or its sublicensees and the use by third parties of such products distributed or sold by Southern States, its sublicensees, and/or third party manufacturers or arising out of any alleged unauthorized use of any Marks by Southern States, its sublicensees and/or third party manufacturers.

     11.    Definitions. Capitalized terms used in this License  Agreement shall
            -----------
have the meaning ascribed to them in the Asset Purchase Agreement, unless expressly defined herein.


     12.    Successors  and  Assigns. Agway  hereby  agrees  that  this  License
            ------------------------
Agreement shall be binding upon its representatives, successors and assigns.


     13.    Governing Law. Agway hereby agrees that this License Agreement shall
            -------------
be governed by the laws of the State of Delaware.


     14.    Counterparts.  This License Agreement may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original.


     15.    Maintenance of  Marks.  Agway  agrees  to  take  all  necessary  and
            ---------------------
appropriate actions to maintain the validity and enforceablility of the Marks during the term of this License Agreement, including payment of all required fees.

         IN WITNESS WHEREOF, the undersigned has caused this License Agreement to be executed as of the date first appearing above.

                                    AGWAY, INC.



                                    By  /s/      Robert A. Fischer, Jr.
                                        ----------------------------------------
                                        Name:    Robert A. Fischer, Jr.
                                        Title:   Vice President


                                    SOUTHERN STATES COOPERATIVE, INC.



                                     By  /s/      Wayne A. Boutwell
                                         ---------------------------------------
                                         Name:    Wayne A. Boutwell
                                         Title:   President and CEO

STATE OF  Virginia   )
         ----------

                            )
CITY/COUNTY OF   Henrico    )
               -----------


         The foregoing instrument was acknowledged before me by Robert A. Fischer, Jr. Vice President, for and on behalf of Agway, Inc. this 28th day of
                                                                     ----
July, 2000.
----------



                                          /s/  Judy A. Chavis
                                          ---------------------------
                                                Notary Public

         My commission expires   1-31-03
                               -----------



STATE OF  Virginia
          --------


CITY/COUNTY OF   Henrico
               ----------


          The foregoing instrument was acknowledged before me by Wayne A. Boutwell, President and CEO, for and on behalf of Southern States Cooperative, Incorporated, this 28th day of July, 2000.
                   ----        ----




                                          /s/    Judy A. Chavis
                                          --------------------------
                                                Notary Public


          My commission expires  1-31-03
                                ---------

                                   ANNEX A of
                               License Agreement
                               -----------------
TRADEMARKS
----------
Mark                               Serial Number               Registered Number
----                               -------------               -----------------
FEATHERED FRIEND(R)                                            #829,871
FEATHERED FRIEND and               ----                        ----
DESIGN (R)                         ----                        #1,516,596
Favorite(TM)                       ----                        ----
BIRDSNACK(R)                       ----                        #1,672,726
FLYER'S CHOICE(R)                  ----                        #1,132,812
CARDINAL'S CHOICE(R)               ----                        #2,021,320
Shell-less Select(TM)              #75/746/053                 ----
Woodpecker's Pick(TM)              #75/723,153                 ----
Chickadee's Choice(TM)             #75/723,223                 ----
FINCH DELIGHT(R)                   ----                        #1,448,763
AGWAY(R)                           ----                        #808,749; #813,
                                                               726; #1,847,932
                                                               only
Sunny Green(TM)                    ----                        ----
WEAR GREEN(R)                      ----                        #712,670
SHADY GREEN(R)                     ----                        #1,188,858
GREENLAWN(R)                       ----                        #733,641
GRASSROOTS(R)                      ----                        ----
HI-TRACTION(R)                     ----                        #1,622,533
EASY-STIR(R)                       ----                        #1,641,278
AGWAY(R)People who know.
Brands you trust(TM)               ----                        ----
AGWAY(R)Your Yard Garden
and Pet Place(TM)                  ----                        ----

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                  KNOW ALL MEN BY THESE PRESENTS, that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and pursuant to that certain Asset Purchase Agreement dated as of June 20, 2000 (the "Asset Purchase Agreement") between Agway, Inc., a Delaware corporation ("Agway") and Southern States Cooperative, Inc., a Virginia agricultural cooperative corporation ("Southern States"), Agway hereby assigns to Southern States its rights and obligations under, and Southern States hereby accepts such assignment and assumes and agrees to pay, satisfy and discharge in accordance with their terms (subject to any valid defenses or offsets against the obligee to whom such liabilities, payments and obligations are owed), (i) the Dealer Agreements and other Assumed Liabilities, (ii) the Real Property Leases and
(iii) the Personal Property Leases (as defined in the Asset Purchase Agreement). Notwithstanding the foregoing, Southern States does not assume any liability or obligation resulting from or arising out of any default or nonperformance by Agway, prior to the date hereof under or with respect to the Dealer Agreements, or the Real Property Leases or the Personal Property Leases, as defined in the Asset Purchase Agreement and included in the Assumed Liabilities.

                  The instrument is subject to the terms and provisions of the Asset Purchase Agreement, and in the event of any conflict between this instrument and the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall control. Nothing herein shall affect the respective duties and obligations of Agway and Southern States under the Asset Purchase Agreement, including without limitation, the indemnification obligations of Agway and Southern States set forth in Article XV of the Asset Purchase Agreement.

                  This instrument shall be binding upon, and inure to the benefit of, Agway and Southern States, and their respective successors and assigns.

                  IN WITNESS WHEREOF, each of Agway and Southern States has caused this instrument to be signed and delivered by its duly authorized officer on July 31, 2000.

                                      AGWAY, INC.



                                      By /s/    Robert A Fischer, Jr.
                                         ---------------------------------------
                                      Name:   Robert A. Fischer, Jr.
                                      Title:  Vice President


                                      SOUTHERN STATES COOPERATIVE, INC.


                                      By  /s/   Wayne A. Boutwell
                                          --------------------------------------
                                      Name:    Wayne A. Boutwell
                                      Title:   President and CEO

                          TRANSITION SERVICES AGREEMENT


         AGREEMENT,  made  July  31,  2000,  by  and  between   SOUTHERN  STATES
COOPERATIVE, INC., a Virginia agricultural cooperative corporation ("Southern States"), and AGWAY, INC., a Delaware corporation ("Agway").

         WHEREAS, Agway and Southern States have entered into an Asset Purchase Agreement, dated as of June 20, 2000 (the "Asset Purchase Agreement"), pursuant to which Agway is selling and assigning to Southern States, and Southern States is purchasing and assuming from Agway, certain assets and liabilities of Agway related to, or arising from, the Agway "Consumer Wholesale Dealer Distribution Business," as defined in the Asset Purchase Agreement; and

         WHEREAS, the Asset Purchase Agreement provides for the execution and delivery of a transition services agreement, as a condition to the Closing, by which Agway will provide certain transition services to Southern States in the form of certain purchasing, distribution, accounting, customer service, advertising, inventory management, dealer development, human resources, computer, and information support services in preparation for and following the Closing.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, Agway and Southern States agree as follows:

         Section 1.  Services. During the "Term," as defined herein, Agway shall
                     --------
provide, or cause one or more of its affiliates to provide, to Southern States the services listed and described on Annex A attached hereto (the "Services"). Before any additional billable services may be performed, Agway will provide Southern States with a brief description of each task to be performed, an estimate of the time and costs, and target date for completion. Electronic mail may be used for Agway's delivery of task descriptions and estimates, and for Southern States' approval.

         Section 2.   Duration of Services. Except  as may otherwise be provided
                      --------------------
on Annex A attached hereto, Agway shall provide to Southern States each of the services listed and described on Annex A until such time as Southern States notifies Agway that it no longer requires such service, but in no event shall the services be provided longer than the Term. Subject to Section 3 below, if prior to the expiration of this Agreement Southern States determines that it no longer requires particular services from Agway, it shall give Agway prompt written notice to that effect and Agway shall discontinue the provision of such services 30 days after receipt of such notice unless Southern States and Agway have mutually agreed to an earlier termination date.

         Section 3.   Charges for Services.  Agway shall perform and provide the
                      --------------------
Services for the charges set forth on Annex B; provided, however, with respect to computer and information support, accounting and human resources services listed on Annex B, the parties agree that Southern States shall pay Agway for a minimum of three (3) months at the stated rates shown on Annex B, regardless whether this Agreement is terminated early for any reason.

         Section 4.   Payment for Services. Agway shall bill or invoice Southern
                      --------------------
States for the amounts due pursuant to Section 3 on a monthly basis. Agway shall make available to Southern States all supporting documentation upon request. Southern States shall pay each such bill or invoice within 15 days after its receipt thereof.

         Section 5.   Books and Records.  During  the  Term  and for a period of
                      -----------------
one year after the expiration of the Term, Agway shall maintain true and accurate books and records of account in which full, true, and correct entries shall be made of the charges for, and out-of-pocket costs and expenses incurred by Agway in connection with performing and providing, the Services.

         Section 6.   Verification of Bills and Invoices. Upon reasonable notice
                      ----------------------------------
to Agway and during normal business hours, Southern States may inspect the books and records of Agway described in Section 5 for the sole purpose of verifying the accuracy of any bill or invoice provided by Agway hereunder. If Southern States objects to the accuracy of any bill, Southern States must deliver notice of such objection to Agway within ten days following receipt of such bill, specifying in detail the amounts objected to and the basis for such objection. Southern States shall pay any amounts on such bill that are not objected to, and Southern States and Agway shall negotiate in good faith to resolve the dispute regarding the objected to amounts. If Southern States and Agway shall not have resolved the dispute within fifteen days following Southern States' notice of objection, then subject to the terms of, and as provided for in Section 18.12 of the Asset Purchase Agreement, such objection shall be submitted to a mutually agreed upon office of a nationally recognized independent certified public accounting firm jointly selected by Southern States and Agway, who shall act as arbitrator. Each of the parties shall bear all costs and expenses incurred by it (including legal and accounting fees) in connection with such arbitration; provided, however, that the fees and expenses of the arbitrator shall be shared equally by Southern States and Agway. This provision for arbitration shall be specifically enforceable by the parties and the decision of the arbitrator in accordance with the provisions here shall be final and binding and there shall be no right of appeal therefrom.

         Section 7.   Representations  and   Warranties.  Agway  represents  and
                      ---------------------------------
warrants to Southern States that Agway shall perform and provide the Services with the same degree of care which it would provide the Services for its own account, and in all cases consistent with past practice.

         Section  8.  Limitation  of  Liability. Agway  shall  not  be liable to
                      -------------------------
Southern States for any direct, indirect, special, incidental, consequential, or any other damages incurred by Southern States as a result of, or arising out of, the Services, except as a result of the gross negligence of Agway or by reason of the breach of any representation made herein.

         Section  9.   Indemnification by Southern States. Southern States shall
                       ----------------------------------
indemnify and hold harmless Agway, and its respective directors, officers, employees, and agents against and with respect to any loss, cost, or expense
(including reasonable attorneys' fees), suffered or incurred by Agway as a result of any act or omission by Agway taken hereunder pursuant to the instructions of Southern States.

         Section 10.   Term and  Termination.  The term of this  Agreement  (the
                       ---------------------
"Term") shall begin on the date set forth above and, unless earlier terminated as provided herein, shall expire at the close of business on October 15, 2000.

Either party may terminate this Agreement upon written notice to the other party upon default in performance of the obligations hereunder.

         Section 11.   Cumulative  Effect. The  rights  and obligations of Agway
                       ------------------
and Southern States under this Agreement shall be cumulative with and not exclusive of the rights and obligations of Agway and Southern States under the Asset Purchase Agreement.

         Section 12.   Force Majeure. Agway  shall not be responsible for delays
                       -------------
or failures to provide or perform the Services that result from acts of God, strikes, lockouts, riots, war, epidemics, governmental regulations imposed after the fact, fire, power failures, materials or components shortages beyond Agway's control, earthquakes, other natural elements, or any other act beyond Agway's control.

         Section 13.   Relationship  of  Parties.  For all  purposes,  Agway and
                       -------------------------
Southern States shall be deemed to be independent contractors and nothing contained herein shall be deemed to constitute a joint venture, partnership, employer-employee relationship, or other agency relationship.

         Section 14.   Notices. All  notices,  consents,  orders,  invoices, and
                       -------
other communications to, upon and between the parties shall be in writing and shall be deemed to have been given, delivered, made, and received when personally delivered or when sent or mailed by certified mail, postage prepaid and return receipt requested, addressed as provided for in the Asset Purchase Agreement.

         Section 15.    Effect. This Agreement shall be  binding on and inure to
                        ------
the benefit of Agway and Southern States and their respective successors and assigns.

         Section 16.    Entire  Agreement.  This  Agreement,  together  with the
                        ------------------
Annexes attached hereto, constitutes the entire agreement between Agway and Southern States with respect to the subject matter hereof.

         Section 17.    Modification.   No    provision   of  this    Agreement,
                        ------------
including the provisions of this Section, and the Annexes hereto, may be modified, deleted, or amended except by an agreement in writing executed by Agway and Southern States.

         Section 18.    Severability.  The invalidity or unenforceability of any
                        ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision.

         Section 19.    No Assignment.  Neither  this Agreement nor any interest
                        -------------
herein may be assigned by either Agway or Southern States without the consent of the other.

         Section 20.    Construction.  This  Agreement is executed and delivered
                        ------------
in the State of Delaware and shall be construed and enforced in accordance with the laws of such state.

         Section 21.    Counterparts.  This  Agreement  may  be executed in more
                        ------------
than one counterpart, each of which shall be deemed an original.

         Section 22.    Headings.   The  underlined   headings  herein  are  for
                        --------
convenience only and shall not affect the interpretation of this Agreement.

         IN WITNESS WHEREOF, Agway and Southern States have duly executed and delivered this Agreement as of the date first written above.


                                               SOUTHERN STATES COOPERATIVE, INC.



                                               By:  /s/  Wayne A. Boutwell
                                                   -----------------------------
                                                       President and CEO



                                               AGWAY, INC.



                                               By:  /s/  Robert A. Fischer, Jr.
                                                   -----------------------------
                                                        Vice President

                                                                         ANNEX A


                   TRANSITION SUPPORT SERVICES TO BE PROVIDED
                   ------------------------------------------


         Agway shall provide to Southern States the following purchasing, inventory management, customer service, advertising and marketing, computer and related information support, and accounting services relating to the operations of the Consumer Wholesale Dealer Distribution Business:


Purchasing/Inventory Management

Customer Service

Advertising and Marketing

Computer and Related Information Support

Accounting

Human Resources

                                                                         ANNEX B
                     CHARGES FOR TRANSITION SUPPORT SERVICES
                     ---------------------------------------


The following services will be billed to Southern States based on actual expenses incurred by the department to complete the work performed outlined in Annex A. A monthly expense statement (by service) will be provided to Southern States detailing the costs incurred by Agway on behalf of Southern States.


                                                          *Estimated Monthly Fee
                                                           ---------------------
- Purchasing/Inventory Management                            $128,800/month
- Customer Service                                           $ 88,800/month
- Advertising & Marketing - Department Costs                 $ 32,200/month
- Advertising                                                $216,700/month


* THE ESTIMATED MONTHLY FEE IS BASED ON AGWAY'S FISCAL YEAR 2001 BUDGET FOR THE RESPECTIVE SERVICE/DEPARTMENT. SEASONALITY AND FUNCTIONS PERFORMED WILL HAVE AN IMPACT ON THE ACTUAL EXPENSES INCURRED.


The following services will be billed to Southern States at the rates stated below:


- Computer and Information Support             $112,000/month (minimum 3 months)

- Accounting                                   $ 55,100/month (minimum 3 months)

- Human Resources                              $  1,000/month (minimum 3 months)


In the event that Southern States is not able to negotiate a Distribution Agreement with Ryder Logistics, Agway agrees to assist in providing the distribution/freight needs of Southern States. The fee for this service will be mutually agreed upon by Agway and Southern States.